UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10431

Waddell & Reed InvestEd Portfolios, Inc.

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

December 31, 2008

Waddell & Reed InvestEd Growth Portfolio
Waddell & Reed InvestEd Balanced Portfolio
Waddell & Reed InvestEd Conservative Portfolio

3	President's Letter
5	Managers' Discussion
11	Illustration of Portfolio Expenses
13	Waddell & Reed InvestEd Growth Portfolio
19	Waddell & Reed InvestEd Balanced Portfolio
25	Waddell & Reed InvestEd Conservative Portfolio
31	Notes to Financial Statements
41	Report of Independent Registered Public Accounting Firm
42	Income Tax Information
43	Waddell & Reed Advisors Cash Management, Inc. Information
67	Board of Directors of Waddell & Reed InvestEd Portfolios, Inc.
74	Renewal of Investment Management Agreement
81	Annual Privacy Notice
83	Proxy Voting Information
84	Quarterly Portfolio Schedule Information
85	Householding Notice

This report is submitted for the general information of the shareholders of Waddell & Reed InvestEd Portfolios, Inc. It is not authorized for distribution to prospective investors in the Portfolios unless preceded or accompanied by a current Waddell & Reed InvestEd Portfolios, Inc. prospectus, along with the InvestEd Program Overview and InvestEd Plan Account Application.

Non-residents of Arizona or taxpayers of states other than Arizona should consider participating in the 529 plan(s) available in their state of residence, as such plan(s) may offer more favorable state income tax or other benefits than those offered under the InvestEd Plan. Please consult your CPA or other tax advisor regarding your personal tax situation.

President's Letter
      December 31, 2008

DEAR SHAREHOLDER:

Not since the 1930s have investors faced so many challenges. A severe global credit crunch took hold this past calendar year as commodity prices collapsed. The financial sector faced extreme stress as the country's largest savings and loan, its largest insurer, its two largest mortgage providers, its largest brokerage firm and a leading commercial bank all either were the subject of a takeover, government bailout or failure.

It was simply the worst year for stocks in my four-decade-long career. Confidence has been shaken in equity and corporate bond markets around the globe. Mutual fund returns for the past year reflected the above described back drop and were clearly dismal. On an encouraging note it appears to us that the equity market may be in a long process of forming a bottom. We feel that lows may have been made in November. Also, parts of the fixed-income markets have experienced tremendous rallies of late. Mostly these occurred in government-supported arenas, where authorities either slashed rates or purchased securities through the Federal Reserve or the U.S. Treasury.

Enclosed is our report on your Waddell & Reed InvestEd Portfolio's operations for the 2008 fiscal year. For the 12 months ended December 31, 2008, the Standard & Poor's 500 Index dropped 37.00 percent while the Barclays Capital Aggregate Bond Index rose 5.24 percent.

Can we learn from history?

While unusual in modern times, a rapidly unfolding financial panic is nothing new in American history. In fact, prior to the creation of the Federal Reserve bank system in 1912, the U.S. experienced seven major financial crises between 1819 and 1907. In some respects, some of the same issues that plague us today - fallout from excessive commodity and property speculation, war-related debt and populist dislike of government bailouts - parallel the challenges that generations past have had to deal with. Our past leaders met these problems successfully, though very often, not unlike currently, not always promptly.

For example, history judged President Martin Van Buren harshly for failing to take timely steps to limit economic damage from the Panic of 1837, which occurred just five weeks after he took office. The ensuing depression lasted for six years, and out of 850 banks in the United States at the time, 343 closed entirely and 62 failed partially. We are encouraged by the new Obama administration's swift steps to build a team of highly experienced individuals. Hopefully they will take steps, in addition to those already initiated by the Bush team, that will help to revive the economy and investor confidence.

A need for global leadership

We believe that today's U.S. government safety nets and financial safeguards - including the Fed, deposit insurance on bank accounts, unemployment insurance, municipal bond default insurance and social security - are likely to help cushion the effects of the economic downturn that our country now faces. However, the scope of the current financial crisis is global, and this is a new phenomenon. It will likely test whether we are becoming one world that can act together for the common good, or one where national trade supremacy, resource hoarding or parochial political interests take precedence.

As shown in the Economic Snapshot table to the right, the U.S. economy at December 31, 2008 is not in as good as shape as it was 12 months earlier. The unemployment rate is higher. The economy is shrinking. For consumers, the good news is that inflation is much lower and oil prices are half what they were a year ago. Importantly, mortgage rates are also lower, and could be headed further down.

Economic Snapshot
	12-31-08	12-31-07

U.S. unemployment rate	7.20%	5.00%
Inflation (U.S. Consumer Price Index)	0.10%	4.10%
U.S. GDP	-3.80%	0.60%
30 year fixed mortgage rate	5.10%	5.96%
Oil price per barrel	$44.60	$96.00

All government statistics shown are subject to periodic revision.

Sources: U.S. Department of Labor

The U.S. Consumer Price Index is the government's measure of the change in the retail cost of goods and services. Gross domestic product measures year-over-year changes in the output of goods and services. Mortgage rates shown reflect the average rate on a conventional loan with a 60-day lender commitment. Oil prices reflect the market price of West Texas intermediate grade crude.

We believe that the investing and economic climate will get better in time, although not right away. With perseverance, initiative and ingenuity, we believe the strengths of our nation's character will surface and prosperity will be restored. In this uncertain environment, we believe a very strong effort to manage risk is paramount. With that approach in mind, we will strive to earn your continued confidence for your loved ones' educational funding goals.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of Waddell & Reed InvestEd Portfolios, Inc., and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

Managers' Discussion of Waddell & Reed
InvestEd Portfolios, Inc.
      December 31, 2008

On the pages that follow, Michael L. Avery and Ryan F. Caldwell, portfolio managers of the Waddell & Reed InvestEd Portfolios, Inc., discuss positioning, performance and results for the fiscal year ended Dec. 31, 2008. Mr. Avery has 30 years of industry experience and has managed the Portfolios since inception. Mr. Caldwell joined the team in January 2007 and our investment management organization in 2000. He has 11 years of industry experience.

Because each Portfolio typically invests in a variety of mutual funds that invest in multiple asset classes, we compare each Portfolio's results to three benchmark indexes, as shown below. The S&P 500 Index represents large and medium size U.S. stocks. The Citigroup Broad Investment Grade Index represents bonds with ratings of BBB or higher. The Citigroup Short-Term Index for 1 Month Certificates of Deposit represents cash.

Portfolio modifications

During the past fiscal year, we made modifications to all three InvestEd Portfolios. The most significant change occurred in the first half of the year and affected the Conservative Portfolio. We sold all three of the Conservative Portfolio's equity fund positions that we had held at Dec. 31, 2007, as well as the Portfolio's position in Waddell & Reed Advisors Government Securities Fund. The proceeds were then reallocated to Waddell & Reed Advisors Cash Management, a money market fund.

We did this because we anticipated volatile market conditions across asset classes and, given the mandate of the Portfolio, we felt it wise to significantly reduce risk. Given the horrific performance of the domestic equity market in the autumn of 2008, this positioning proved beneficial. For the fiscal year, the total return of the Conservative Portfolio was less than that of the Portfolio's certificate of deposit (CD) benchmark in part because Cash Management had a portion of its portfolio in government securities that generally had lower yields than CDs.

Performance Summary as of December 31, 2008
One Year Total Returns

W&R InvestEd Growth Portfolio Including Sales Load	-30.14%
Without Sales Load	-25.87%
W&R InvestEd Balanced Portfolio Including Sales Load	-23.19%
Without Sales Load	-18.50%
W&R InvestEd Conservative Portfolio Including Sales Load	-2.76%
Without Sales Load	1.56%

Benchmark Performance:
S&P 500 Index	-37.00%
Citigroup Broad Investment Grade Index	7.02%
Citigroup Short-Term Index For 1 Month Certificates of Deposit	3.05%

Past performance is not necessarily indicative of future performance. For additional performance information for each Portfolio, please see the Comparison of Change in Value of a $10,000 Investment and the Average Annual Return information for each Portfolio found on pages 8 through 10 of this report.

Investment Styles of Underlying Funds
Fixed-Income Funds	Equity Funds

1 Waddell & Reed Advisors (WRA) Bond Fund	1 WRA Core Investment Fund
2 WRA Cash Management	2 WRA Dividend Opportunities Fund
3 WRA Global Bond Fund	3 WRA International Growth Fund
4 WRA Government Securities Fund	4 WRA New Concepts Fund
5 WRA High Income Fund	5 WRA Small Cap Fund
6 WRA Value Fund
7 WRA Vanguard Fund

MATURITY					INVESTMENT STYLE
Short	Intermediate	Long			Value	Blend	Growth
2	1 4		High	CREDIT QUALITY	6	2	1 3 7	Large	MARKET CAP
3			Medium				4	Medium
	5		Low				5	Small
This diagram shows the fixed-income investment style of each of the underlying fixed-income funds that comprise the InvestEd Portfolios by displaying the average credit quality of the bonds owned in each underlying Fund as well as each underlying Fund's interest rate sensitivity, as measured by average maturity.The diagram reflects quarterly data for the past three years. Source: Morningstar

This diagram shows the equity investment style and the size of companies, as measured by market capitalization, within each of the underlying equity funds that comprise the InvestEd Portfolios. The diagram reflects quarterly data for the past three years. Source: Morningstar

A second major change in fiscal year 2008 was that we added Waddell & Reed Advisors High Income Fund to the Growth and Balanced Portfolios during the second half of the year. We did this because of what we feel to be the exceptional income potential of the high-yield asset class in the wake of this past autumn's unprecedented global credit crunch. We believe the Portfolios will benefit from this positioning in 2009 as the difference in income potential between high-yield securities and Treasuries (known as spread) narrows in the wake of government efforts to restore confidence in credit markets.

Overall, asset class positioning and diversification in each Portfolio this past fiscal year helped all of them retain capital to a greater degree than the S&P 500, which suffered its single worst year since the founding of Waddell & Reed, Inc. in 1937. The return of the Portfolios' bond market benchmark - the Citigroup Broad Investment Grade Index - was affected by a huge rally in U.S. Treasuries in the second half of the year, as investors sought the safety of government guarantees of investment principal.

Market overview

This past year recession and rising unemployment have gripped the global economy, creating unprecedented market volatility. Credit markets deteriorated substantially following the collapse and/or government takeover of several leading financial companies. Commodity markets unraveled after oil prices hit a high of $147 a barrel in July. Energy and metal prices have dropped as global demand forecasts have been revised sharply downward. Globally, many governments have cut interest rates, injected liquidity and adopted fiscal stimulus packages in an effort to revive growth and avoid deflation (falling consumer and producer prices). Most of Europe, Japan and parts of Asia slipped into decline while China's growth rate dropped substantially.

Overall, the equity market continues to struggle under the weight of a global economic downturn and a deteriorating corporate profit outlook. It appears we are in the midst of one of the weakest economies in decades. Aggressive Federal Reserve policy actions have helped mitigate the damage, but their benefit is largely being offset by countervailing forces such as declining home values and plunging consumer and business confidence. In addition, government guarantees have created unintended market consequences. There have been rallies in some asset classes such as U.S. Treasuries and severe contraction in many cyclical stocks, commercial paper and corporate credit, depending on where the government says it will invest.

Our outlook

While it is disappointing to see negative absolute returns, we believe each InvestEd Portfolio performed in a manner consistent with their respective investment goals this past year. Each InvestEd Portfolio is designed to perform according to a well-defined strategy: Growth for long-term goals (typically at least nine years); Balanced for intermediate time frames; and Conservative for someone who is reaching college age or otherwise preparing to tap assets for educational use.

Within this context, we expect to continue to make tactical asset allocation decisions designed to reflect our view of a very challenging global investing environment. It is unclear, for example, if this past year's extreme volatility in the financial and energy sectors is a cyclical event or indicative of longer term, structural change in the U.S. and global economies. Our decision-making will be guided by our views regarding credit markets and what we feel is still long-term growth potential outside the United States in Asia, particularly China.

Lower energy prices and falling prices for consumer goods may help households as they struggle with flat or reduced incomes in the year ahead. Unfortunately, there does not appear to be any deflation ahead in college tuition. If anything, this past year's credit crunch and financing problems in the municipal bond market have made it harder for private college endowments and state universities to provide financial assistance to the college bound.

We think the cost of attending college will continue to rise, requiring a careful and smart investment strategy. In addition, a recession can be an especially difficult time to work one's way through college. While the overall U.S. unemployment rate stood at 7.2 percent in December 2008, for young adults age 16 to 24, the rate was 14.7 percent, the highest level since January 1984, according to the Bureau of Labor Statistics.

For a family with someone just reaching college age, we recognize that the need to have adequate capital to fund tuition obligations over the next several years is paramount. As portfolio managers, we believe that avoiding money management mistakes, both in the private and public sectors, and especially in the current market environment, will help a generation of young people work toward achieving their full potential and promise. In the year ahead, we will be especially mindful that we not only manage other people's money, but that the realization of dreams depends in part on our effective stewardship of your assets.

As with any mutual fund, the value of each Portfolio's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolios' prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of any of the InvestEd Portfolios.

Comparison of Change in Value of
$10,000 Investment

Waddell & Reed InvestEd Growth Portfolio(1)	$12,112
S&P 500 Index	$9,936
Citigroup Broad Investment Grade Index	$14,719
Citigroup Short-Term Index for 1 Month Certificates of Deposit	$12,400

Plot Date	W&R INVESTED GROWTH FUND CLASS A SHARES	S&P 500 INDEX	CITIGROUP BROAD INVESTMENT GRADE INDEX	CITIGROUP SHORT-TERM INDEX FOR 1 MONTH CERTIFICATE OF DEPOSIT

10/1/01	9,425	10,000	10,000	10,000
12/31/01	10,238	11,068	10,002	10,058
12/31/02	8,812	8,622	11,011	10,238
12/31/03	10,796	11,098	11,474	10,361
12/31/04	11,874	12,306	11,987	10,508
12/31/05	12,941	12,911	12,295	10,857
12/31/06	14,536	14,951	12,828	11,416
12/31/07	16,340	15,772	13,754	12,033
12/31/08	12,112	9,936	14,719	12,400

(1)The value of the investment in the Portfolio is impacted by the sales load at the time of the investment and by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

1-year period ended 12-31-08	-30.14%
5-year period ended 12-31-08	1.12%
10-year period ended 12-31-08	––
Since inception through 12-31-08(3)	2.68%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Portfolio's most recent month-end performance. Shares carry a maximum front-end sales load of 5.75%.

(3)10-1-01 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Comparison of Change in Value of
$10,000 Investment

Waddell & Reed InvestEd Balanced Portfolio(1)	$12,240
S&P 500 Index	$9,936
Citigroup Broad Investment Grade Index	$14,719
Citigroup Short-Term Index for 1 Month Certificates of Deposit	$12,400

Plot Date	W&R INVESTED BALANCED FUND CLASS A SHARES	S&P 500 INDEX	CITIGROUP BROAD INVESTMENT GRADE INDEX	CITIGROUP SHORT-TERM INDEX FOR 1 MONTH CERTIFICATE OF DEPOSIT

10/1/01	9,425	10,000	10,000	10,000
12/31/01	9,991	11,068	10,002	10,058
12/31/02	9,147	8,622	11,011	10,238
12/31/03	10,601	11,098	11,474	10,361
12/31/04	11,401	12,306	11,987	10,508
12/31/05	12,200	12,911	12,295	10,857
12/31/06	13,551	14,951	12,828	11,416
12/31/07	15,020	15,772	13,754	12,033
12/31/08	12,240	9,936	14,719	12,400

(1)The value of the investment in the Portfolio is impacted by the sales load at the time of the investment and by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

1-year period ended 12-31-08	-23.19%
5-year period ended 12-31-08	1.70%
10-year period ended 12-31-08	––
Since inception through 12-31-08(3)	2.83%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Portfolio's most recent month-end performance. Shares carry a maximum front-end sales load of 5.75%.

(3)10-1-01 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Comparison of Change in Value of
$10,000 Investment

Waddell & Reed InvestEd Conservative Portfolio(1)	$12,150
S&P 500 Index	$9,936
Citigroup Broad Investment Grade Index	$14,719
Citigroup Short-Term Index for 1 Month Certificates of Deposit	$12,400

Plot Date	W&R INVESTED CONSERVATIVE FUND CLASS A SHARES	S&P 500 INDEX	CITIGROUP BROAD INVESTMENT GRADE INDEX	CITIGROUP SHORT-TERM INDEX FOR 1 MONTH CERTIFICATE OF DEPOSIT

10/1/01	9,425	10,000	10,000	10,000
12/31/01	9,640	11,068	10,002	10,058
12/31/02	9,673	8,622	11,011	10,238
12/31/03	10,067	11,098	11,474	10,361
12/31/04	10,360	12,306	11,987	10,508
12/31/05	10,621	12,911	12,295	10,857
12/31/06	11,271	14,951	12,828	11,416
12/31/07	11,964	15,772	13,754	12,033
12/31/08	12,150	9,936	14,719	12,400

(1)The value of the investment in the Portfolio is impacted by the sales load at the time of the investment and by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

1-year period ended 12-31-08	-2.76%
5-year period ended 12-31-08	2.93%
10-year period ended 12-31-08	––
Since inception through 12-31-08(3)	2.94%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Portfolio's most recent month-end performance. Shares carry a maximum front-end sales load of 4.25%.

(3)10-1-01 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Illustration of Portfolio Expenses

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses. The following tables are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder in the underlying Waddell & Reed Advisors Funds, your Portfolio will indirectly bear its pro rata share of the expenses incurred by the underlying funds. These expenses are not included in a Portfolio's annualized expense ratio or the expenses paid during the period. These expenses are, however, included in the effective expenses paid during the period. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2008.

Actual Expenses

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. As of the close of the six months covered by the tables, a customer is charged an initial fee of ten dollars for each new account. You should consider the additional fees that were charged to your Portfolio account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Growth Portfolio Expenses
For the Six Months Ended December 31, 2008	Beginning Account Value 6-30-08	Ending Account Value 12-31-08	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$795.50	0.25%	$1.17
Based on 5% Return(2)	$1,000	$1,023.95	0.25%	$1.32

Balanced Portfolio Expenses
For the Six Months Ended December 31, 2008	Beginning Account Value 6-30-08	Ending Account Value 12-31-08	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$856.80	0.25%	$1.21
Based on 5% Return(2)	$1,000	$1,023.95	0.25%	$1.32

Conservative Portfolio Expenses
For the Six Months Ended December 31, 2008	Beginning Account Value 6-30-08	Ending Account Value 12-31-08	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,007.90	0.25%	$1.31
Based on 5% Return(2)	$1,000	$1,023.95	0.25%	$1.32

*Portfolio expenses are equal to the Portfolio's annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184 days in the six-month period ended December 31, 2008, and divided by 365.

(1)This section uses the Portfolio's actual total return and actual Portfolio expenses. It is a guide to the actual expenses paid by the Portfolio in the period. The "Ending Account Value" shown is computed using the Portfolio's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Portfolio expenses. It helps to compare the Portfolio's ongoing costs with other mutual funds. A shareholder can compare the Portfolio's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, redemption fees or exchange fees.

SHAREHOLDER SUMMARY OF GROWTH PORTFOLIO

Portfolio Highlights                                                                                     (Unaudited)

As a shareholder of Growth Portfolio, for every $100 you had invested on December 31, 2008, your Portfolio owned:

Waddell & Reed Advisors Core Investment Fund, Class Y	$14.56
Waddell & Reed Advisors Cash Management, Inc., Class A	$14.35
Waddell & Reed Advisors International Growth Fund, Inc., Class Y	$13.77
Waddell & Reed Advisors Value Fund, Class Y	$13.11
Waddell & Reed Advisors Global Bond Fund, Inc., Class Y	$9.86
Waddell & Reed Advisors Small Cap Fund, Inc., Class Y	$8.15
Waddell & Reed Advisors Vanguard Fund, Inc., Class Y	$7.91
Waddell & Reed Advisors High Income Fund, Inc., Class Y	$5.07
Waddell & Reed Advisors Dividend Opportunities Fund, Class Y	$4.95
Waddell & Reed Advisors Bond Fund, Class Y	$4.89
Waddell & Reed Advisors New Concepts Fund, Inc., Class Y	$3.04
Cash and Cash Equivalents	$0.34

The Investments of Growth Portfolio
December 31, 2008
(In Thousands)

AFFILIATED MUTUAL FUNDS	Shares	Value
Waddell & Reed Advisors Bond Fund, Class Y	851	$5,037
Waddell & Reed Advisors Cash Management, Inc., Class A	14,785	14,785
Waddell & Reed Advisors Core Investment Fund, Class Y	3,706	15,010
Waddell & Reed Advisors Dividend Opportunities Fund, Class Y	465	5,102
Waddell & Reed Advisors Global Bond Fund, Inc., Class Y	2,946	10,164
Waddell & Reed Advisors High Income Fund, Inc., Class Y	1,006	5,222
Waddell & Reed Advisors International Growth Fund, Inc., Class Y	2,130	14,188
Waddell & Reed Advisors New Concepts Fund, Inc., Class Y	504	3,137
Waddell & Reed Advisors Small Cap Fund, Inc., Class Y	1,007	8,399
Waddell & Reed Advisors Value Fund, Class Y	1,662	13,516
Waddell & Reed Advisors Vanguard Fund, Inc., Class Y	1,394	8,153

TOTAL AFFILIATED MUTUAL FUNDS - 99.66%		$102,713
(Cost: $126,012)

SHORT-TERM SECURITIES - 0.32%	Principal
Repurchase Agreement
J.P. Morgan Securities, Inc., Repurchase Agreement dated 12-31-08 to be repurchased at $331,
0.010%, 1-2-09 (A)	$331	$331
(Cost: $331)

TOTAL INVESTMENT SECURITIES - 99.98%		$103,044
(Cost: $126,343)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.02%		21

NET ASSETS - 100.00%		$103,065

Notes to Schedule of Investments
(A)Collateralized by $242 United States Treasury Bond, 4.500% due 5-15-38; market value and accrued interest aggregate $334.

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities
      GROWTH PORTFOLIO
      December 31, 2008
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value: Investments in affiliated mutual funds (cost - $126,012)	$102,713
Repurchase agreement (cost - $331)	331

103,044
Cash	10
Receivables:
Portfolio shares sold	228
Dividends and interest	27

Total assets	103,309

LIABILITIES
Payable to Portfolio shareholders	173
Payable for investment securities purchased	67
Accrued service fee	–– *
Other	4

Total liabilities	244

Total net assets	$103,065

NET ASSETS
$0.001 par value capital stock:
Capital stock	$11
Additional paid-in capital	125,713
Accumulated undistributed income (loss):
Accumulated net investment loss	(2)
Accumulated undistributed net realized gain on investment transactions	642
Net unrealized depreciation in value of investments	(23,299)

Net assets applicable to outstanding units of capital	$103,065

Net asset value per share (net assets divided by shares outstanding)	$9.05

Capital shares outstanding	11,388
Capital shares authorized	500,000

*Not shown due to rounding

See Accompanying Notes to Financial Statements.

Statement of Operations
      GROWTH PORTFOLIO
      For the Fiscal Year Ended December 31, 2008
      (In Thousands)

INVESTMENT INCOME
Income:
Dividends from affiliated mutual funds	$2,479
Interest and amortization	6

Total income	2,485

Expenses:
Distribution and service fee	314

Net investment income	2,171

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized net gain on investments in affiliated mutual funds	1,011
Capital gain distributions from affiliated mutual funds	1,349

Realized net gain on investments	2,360
Unrealized depreciation in value of affiliated mutual funds during the period	(41,091)

Net loss on investments	(38,731)

Net decrease in net assets resulting from operations	$(36,560)

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets
      GROWTH PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,

	2008	2007

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$2,171	$1,885
Realized net gain on investments	2,360	16,448
Unrealized depreciation	(41,091)	(2,072)

Net increase (decrease) in net assets resulting from operations	(36,560)	16,261

Distributions to shareholders from:
Net investment income	(2,410)	(2,550)
Realized gains on investment transactions	(8,274)	(15,850)

	(10,684)	(18,400)

Capital share transactions	4,785	17,797

Total increase (decrease)	(42,459)	15,658
NET ASSETS
Beginning of period	145,524	129,866

End of period	$103,065	$145,524

Accumulated undistributed net investment income (loss)	$(2)	$99

CAPITAL SHARE TRANSACTIONS
Shares issued from sale of shares	1,507	1,766
Shares issued from reinvestment of dividends and/or capital gains distribution	1,185	1,372
Shares redeemed	(1,979)	(1,791)

Increase in outstanding capital shares	713	1,347

Value issued from sale of shares	$18,097	$25,979
Value issued from reinvestment of dividends and/or capital gains distribution	10,684	18,400
Value redeemed	(23,996)	(26,582)

Increase in outstanding capital	$4,785	$17,797

See Accompanying Notes to Financial Statements.

Financial Highlights
      GROWTH PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,

	2008		2007		2006		2005	2004

Net asset value, beginning of period	$13.63		$13.92		$12.92		$12.06	$11.14

Income (loss) from investment operations:
Net investment income	0.22		0.21		0.17		0.10	0.08
Net realized and unrealized gain (loss) on investments	(3.75)		1.48		1.42		0.99	1.03

Total from investment operations	(3.53)		1.69		1.59		1.09	1.11

Less distributions from:
Net investment income	(0.24)		(0.27)		(0.20)		(0.10)	(0.08)
Capital gains	(0.81)		(1.71)		(0.39)		(0.13)	(0.11)

Total distributions	(1.05)		(1.98)		(0.59)		(0.23)	(0.19)

Net asset value, end of period	$9.05		$13.63		$13.92		$12.92	$12.06

Total return(1)	-25.87%		12.41%		12.33%		8.99%	9.99%
Net assets, end of period (in millions)	$103		$146		$130		$86	$69
Ratio of expenses to average net assets including expense waiver	0.25%		0.25%		0.25%		0.74%	0.82%
Ratio of net investment income to average net assets including expense waiver	1.73%		1.34%		1.30%		0.81%	0.77%
Ratio of expenses to average net assets excluding expense waiver	0.25	%(2)	0.25	%(2)	0.25	%(2)	1.00%	1.03%
Ratio of net investment income to average net assets excluding expense waiver	1.73	%(2)	1.34	%(2)	1.30	%(2)	0.55%	0.56%
Portfolio turnover rate	18%		29%		5%		5%	11%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)There was no waiver of expenses during the period.

See Accompanying Notes to Financial Statements.

SHAREHOLDER SUMMARY OF BALANCED PORTFOLIO

Portfolio Highlights                                                                                          (Unaudited)

As a shareholder of Balanced Portfolio, for every $100 you had invested on December 31, 2008, your Portfolio owned:

Waddell & Reed Advisors Cash Management, Inc., Class A	$24.28
Waddell & Reed Advisors Government Securities Fund, Class Y	$19.71
Waddell & Reed Advisors Core Investment Fund, Class Y	$11.83
Waddell & Reed Advisors Value Fund, Class Y	$10.24
Waddell & Reed Advisors Vanguard Fund, Inc., Class Y	$6.02
Waddell & Reed Advisors International Growth Fund, Inc., Class Y	$5.38
Waddell & Reed Advisors High Income Fund, Inc., Class Y	$5.15
Waddell & Reed Advisors Dividend Opportunities Fund, Class Y	$5.03
Waddell & Reed Advisors Global Bond Fund, Inc., Class Y	$5.01
Waddell & Reed Advisors Bond Fund, Class Y	$4.96
Waddell & Reed Advisors New Concepts Fund, Inc., Class Y	$2.06
Cash and Cash Equivalents	$0.33

The Investments of Balanced Portfolio
December 31, 2008
(In Thousands)

AFFILIATED MUTUAL FUNDS	Shares	Value
Waddell & Reed Advisors Bond Fund, Class Y	637	$3,771
Waddell & Reed Advisors Cash Management, Inc., Class A	18,445	18,445
Waddell & Reed Advisors Core Investment Fund, Class Y	2,219	8,987
Waddell & Reed Advisors Dividend Opportunities Fund, Class Y	348	3,818
Waddell & Reed Advisors Global Bond Fund, Inc., Class Y	1,103	3,804
Waddell & Reed Advisors Government Securities Fund, Class Y	2,594	14,970
Waddell & Reed Advisors High Income Fund, Inc., Class Y	753	3,909
Waddell & Reed Advisors International Growth Fund, Inc., Class Y	613	4,084
Waddell & Reed Advisors New Concepts Fund, Inc., Class Y	251	1,565
Waddell & Reed Advisors Value Fund, Class Y	957	7,782
Waddell & Reed Advisors Vanguard Fund, Inc., Class Y	782	4,577

TOTAL AFFILIATED MUTUAL FUNDS - 99.67%		$75,712
(Cost: $85,135)

SHORT-TERM SECURITIES - 0.62%	Principal

Repurchase Agreement
J.P. Morgan Securities, Inc., Repurchase Agreement dated 12-31-08 to be repurchased at $471, 0.010%, 1-2-09 (A)	$471	$471
(Cost: $471)

TOTAL INVESTMENT SECURITIES - 100.29%		$76,183
(Cost: $85,606)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.29%)		(223)

NET ASSETS - 100.00%		$75,960

Notes to Schedule of Investments
(A)Collateralized by $345 United States Treasury Bond, 4.500% due 5-15-38; market value and accrued interest aggregate $475.

Statement of Assets and Liabilities
      BALANCED PORTFOLIO
      December 31, 2008
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value:
Investments in affiliated mutual funds (cost - $85,135)	$75,712
Repurchase Agreement (cost - $471)	471

76,183
Cash	10
Receivables:
Portfolio shares sold	201
Dividends and interest	64

Total assets	76,458

LIABILITIES
Payable for investment securities purchased	365
Payable to Portfolio shareholders	129
Accrued service fee	1
Other	3

Total liabilities	498

Total net assets	$75,960

NET ASSETS
$0.001 par value capital stock:
Capital stock	$8
Additional paid-in capital	85,821
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	3
Accumulated net realized loss on investment transactions	(449)
Net unrealized depreciation in value of investments	(9,423)

Net assets applicable to outstanding units of capital	$75,960

Net asset value per share (net assets divided by shares outstanding)	$9.45

Capital shares outstanding	8,036
Capital shares authorized	300,000

See Accompanying Notes to Financial Statements.

Statement of Operations
      BALANCED PORTFOLIO
      For the Fiscal Year Ended December 31, 2008
      (In Thousands)

INVESTMENT INCOME
Income:
Dividends from affiliated mutual funds	$2,054
Interest and amortization	5

Total income	2,059

Expenses:
Distribution and service fee	218

Net investment income	1,841

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized net loss on investments in affiliated mutual funds	(442)
Capital gain distributions from affiliated mutual funds	701

Realized net gain on investments	259
Unrealized depreciation in value of affiliated mutual funds during the period	(19,660)

Net loss on investments	(19,401)

Net decrease in net assets resulting from operations	$(17,560)

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets
      BALANCED PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,

	2008	2007

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,841	$1,907
Realized net gain on investments	259	8,712
Unrealized depreciation	(19,660)	(1,087)

Net increase (decrease) in net assets resulting from operations	(17,560)	9,532

Distributions to shareholders from:
Net investment income	(1,959)	(2,194)
Realized gains on investment transactions	(3,443)	(8,629)

	(5,402)	(10,823)

Capital share transactions	2,284	11,344

Total increase (decrease)	(20,678)	10,053
NET ASSETS
Beginning of period	96,638	86,585

End of period	$75,960	$96,638

Accumulated undistributed net investment income	$3	$67

CAPITAL SHARE TRANSACTIONS
Shares issued from sale of shares	1,694	1,709
Shares issued from reinvestment of dividends and/or capital gains distribution	574	877
Shares redeemed	(1,968)	(1,664)

Increase in outstanding capital shares	300	922

Value issued from sale of shares	$19,437	$22,880
Value issued from reinvestment of dividends and/or capital gains distribution	5,402	10,823
Value redeemed	(22,555)	(22,359)

Increase in outstanding capital	$2,284	$11,344

See Accompanying Notes to Financial Statements.

Financial Highlights
      BALANCED PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal year ended December 31,

2008	2007	2006	2005	2004

Net asset value, beginning of period	$12.49	$12.71	$11.95	$11.42	$10.85

Income (loss) from investment operations:
Net investment income	0.25	0.28	0.24	0.15	0.12
Net realized and unrealized gain (loss) on investments	(2.57)	1.08	1.08	0.65	0.70

Total from investment operations	(2.32)	1.36	1.32	0.80	0.82

Less distributions from:
Net investment income	(0.26)	(0.32)	(0.25)	(0.15)	(0.12)
Capital gains	(0.46)	(1.26)	(0.31)	(0.12)	(0.13)

Total distributions	(0.72)	(1.58)	(0.56)	(0.27)	(0.25)

Net asset value, end of period	$9.45	$12.49	$12.71	$11.95	$11.42

Total return(1)	-18.50%	10.84%	11.08%	7.00%	7.55%
Net assets, end of period (in millions)	$76	$97	$87	$58	$49
Ratio of expenses to average net assets including expense waiver	0.25%	0.25%	0.25%	0.71%	0.78%
Ratio of net investment income to average net assets including expense waiver	2.11%	2.06%	1.99%	1.32%	1.13%
Ratio of expenses to average net assets excluding expense waiver	0.25	%(2)	0.25	%(2)	0.25	%(2)	0.98%	0.99%
Ratio of net investment income to average net assets excluding expense waiver	2.11	%(2)	2.06	%(2)	1.99	%(2)	1.05%	0.92%
Portfolio turnover rate	33%	17%	11%	5%	12%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)There was no waiver of expenses during the period.

See Accompanying Notes to Financial Statements.

SHAREHOLDER SUMMARY OF CONSERVATIVE PORTFOLIO

Portfolio Highlights                                                                                          (Unaudited)

As a shareholder of Conservative Portfolio, for every $100 you had invested on December 31, 2008, your Portfolio owned:

Waddell & Reed Advisors Cash Management, Inc., Class A	$99.65
Cash and Cash Equivalents	$0.35

The Investments of Conservative Portfolio
December 31, 2008
(In Thousands)

AFFILIATED MUTUAL FUNDS - 99.65%	Shares	Value
Waddell & Reed Advisors Cash Management, Inc., Class A (A)	49,411	$49,411
(Cost: $49,411)

SHORT-TERM SECURITIES - 0.95%	Principal
Repurchase Agreement
J.P. Morgan Securities, Inc., Repurchase Agreement dated 12-31-08 to be repurchased at $470, 0.010%, 1-2-09 (B)	$470	$470
(Cost: $470)

TOTAL INVESTMENT SECURITIES - 100.60%		$49,881
(Cost: $49,881)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.60%)		(296)

NET ASSETS - 100.00%		$49,585

Notes to Schedule of Investments

(A)See the complete Schedule of Investments of Waddell & Reed Advisors Cash Management, Inc. as of 12-31-08 beginning on page 42. Because Conservative Portfolio is 99.65% invested in Waddell & Reed Advisors Cash Management, Inc., the Schedule of Investments and the Statement of Assets and Liabilities of Waddell & Reed Advisors Cash Management, Inc. from December 31, 2008 as well as the Financial Statements and notes thereto from September 30, 2008 are included beginning on page 42.

(B)Collateralized by $344 United States Treasury Note, 4.500% due 5-15-38; market value and accrued interest aggregate $473.

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities
      CONSERVATIVE PORTFOLIO
      December 31, 2008
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value:
Investments in affiliated mutual funds (cost - $49,411)	$49,411
Repurchase agreement (cost - $470)	470

	49,881
Cash	8
Receivables:
Investment securities sold	150
Dividends and interest	81
Portfolio shares sold	26

Total assets	50,146

LIABILITIES
Payable to Portfolio shareholders	480
Payable for investment securities purchased	81
Accrued service fee	––	*
Other	––	*

Total liabilities	561

Total net assets	$49,585

NET ASSETS
$0.001 par value capital stock:
Capital stock	$5
Additional paid-in capital	49,734
Accumulated undistributed income (loss):
Accumulated net investment loss		(1)
Accumulated net realized loss on investment transactions		(153)
Net unrealized appreciation in value of investments	––

Net assets applicable to outstanding units of capital	$49,585

Net asset value per share (net assets divided by shares outstanding)	$10.43

Capital shares outstanding	4,755
Capital shares authorized	200,000

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

Statement of Operations
      CONSERVATIVE PORTFOLIO
      For the Fiscal Year Ended December 31, 2008
      (In Thousands)

INVESTMENT INCOME
Income:
Dividends from affiliated mutual funds	$996
Interest and amortization	7

Total income	1,003

Expenses:
Distribution and service fee	114

Net investment income	889

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized net loss on investments in affiliated mutual funds	(153)
Unrealized depreciation in value of affiliated mutual funds during the period	(60)

Net loss on investments	(213)

Net increase in net assets resulting from operations	$676

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets
      CONSERVATIVE PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,

	2008	2007

INCREASE IN NET ASSETS
Operations:
Net investment income	$889	$1,329
Realized net gain (loss) on investments	(153)	1,219
Unrealized depreciation	(60)	(383)

Net increase in net assets resulting from operations	676	2,165

Distributions to shareholders from:
Net investment income	(905)	(1,361)
Realized gains on investment transactions	(277)	(1,540)

	(1,182)	(2,901)

Capital share transactions	8,936	10,571

Total increase	8,430	9,835
NET ASSETS
Beginning of period	41,155	31,320

End of period	$49,585	$41,155

Accumulated undistributed net investment income (loss)	$(1)	$15

CAPITAL SHARE TRANSACTIONS
Shares issued from sale of shares	1,687	1,516
Shares issued from reinvestment of dividends and/or capital gains distribution	114	277
Shares redeemed	(956)	(819)

Increase in outstanding capital shares	845	974

Value issued from sale of shares	$17,877	$16,649
Value issued from reinvestment of dividends and/or capital gains distribution	1,182	2,901
Value redeemed	(10,123)	(8,979)

Increase in outstanding capital	$8,936	$10,571

See Accompanying Notes to Financial Statements.

Financial Highlights
      CONSERVATIVE PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal year ended December 31,

2008	2007	2006	2005	2004

Net asset value, beginning of period	$10.52	$10.66	$10.44	$10.43	$10.35

Income (loss) from investment operations:
Net investment income	0.19	0.36	0.32	0.17	0.12
Net realized and unrealized gain (loss) on investments	(0.03)	0.29	0.32	0.09	0.18

Total from investment operations	0.16	0.65	0.64	0.26	0.30

Less distributions from:
Net investment income	(0.19)	(0.37)	(0.33)	(0.17)	(0.13)
Capital gains	(0.06)	(0.42)	(0.09)	(0.08)	(0.09)

Total distributions	(0.25)	(0.79)	(0.42)	(0.25)	(0.22)

Net asset value, end of period	$10.43	$10.52	$10.66	$10.44	$10.43

Total return(1)	1.56%	6.15%	6.12%	2.53%	2.91%
Net assets, end of period (in millions)	$50	$41	$31	$18	$14
Ratio of expenses to average net assets including expense waiver	0.25%	0.25%	0.25%	0.85%	0.85%
Ratio of net investment income to average net assets including expense waiver	1.94%	3.65%	3.21%	1.83%	1.27%
Ratio of expenses to average net assets excluding expense waiver	0.25	%(2)	0.25	%(2)	0.25	%(2)	1.12%	1.07%
Ratio of net investment income to average net assets excluding expense waiver	1.94	%(2)	3.65	%(2)	3.21	%(2)	1.56%	1.05%
Portfolio turnover rate	47%	30%	56%	22%	19%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)There was no waiver of expenses during the period.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements
      December 31, 2008
      (In Thousands, Except Where Otherwise Noted)

1. SIGNIFICANT ACCOUNTING POLICIES

The Waddell & Reed InvestEd Plan (InvestEd Plan) was established under the Arizona Family College Savings Program (the Program). Waddell & Reed InvestEd Portfolios, Inc. (InvestEd Portfolios) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Program was established by the State of Arizona as a qualified state tuition program in accordance with Section 529 of the Internal Revenue Code. InvestEd Plan is offered to Arizona residents and nationally. InvestEd Plan accounts are held in the name and for the benefit of the Arizona Commission for Post-Secondary Education in its capacity as Trustee of the Family College Savings Program Trust Fund (the Trust). An investment in the Program constitutes a purchase of an interest in the Trust, a municipal fund security. The Trust invests in the InvestEd Portfolios and other underlying investment options. InvestEd Portfolios issues three series of capital shares; each series represents ownership of a separate mutual fund (a Portfolio). The assets belonging to each Portfolio are held separately by the transfer agent for the underlying funds and the custodian. The capital shares of each Portfolio represent a pro rata beneficial interest in the principal, net income and realized and unrealized capital gains or losses of its respective investments and other assets.

Accounts opened through the InvestEd Plan are not insured by the State of Arizona, the Trust College Savings Program Trust Fund, the Arizona Commission for Post Secondary Education, or any other governmental entity, Waddell & Reed, Inc. (W&R), or any affiliated or related party and neither the principal invested nor the investment return is guaranteed by any of the above referenced parties. InvestEd Plan accounts are subject to the Federal tax laws and the laws, rules and regulations governing the Program. Any changes in such laws, rules or regulations may affect participation in, and the benefits of, the InvestEd Plan. The InvestEd Plan may be modified to comply with such changes.

The following is a summary of significant accounting policies consistently followed by InvestEd Portfolios in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

Securities Valuation. Investments in funds within the Waddell & Reed Advisors Funds family are valued at their net asset value as reported by the underlying funds. Short-term debt securities are valued at amortized cost, which approximates market value.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Repurchase Agreements. Each Portfolio may purchase securities subject to repurchase agreements, which are instruments under which the Portfolio purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, generally remains at least equal to the value of the loan, including accrued interest thereon. The collateral for the repurchase agreement is held by the Portfolios' custodian bank.

Dividends and Distributions to Shareholder. Dividends and distributions to shareholders are recorded by each Portfolio on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal Taxes. It is InvestEd Portfolios' policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, InvestEd Portfolios intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. As required by the provisions of Financial Accounting Standards Board No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48), management periodically reviews all tax positions to assess that it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of December 31, 2008 and for the twelve months following, management believes that under this standard no liability for unrecognized tax positions is required. InvestEd Portfolios is subject to examination by U.S. federal and state authorities for returns filed for years after 2004.

Recent Accounting Pronouncements. In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133" (SFAS 161). SFAS 161 amends and expands disclosures about derivative instruments and hedging activities. SFAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008. Each Portfolio will institute SFAS 161 during the fiscal year ending December 31, 2009 and its potential impact, if any, on the financial statements is currently being assessed by management.

Other. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS

Like all mutual funds, the Portfolios pay fees related to their daily operations. Expenses paid out of each Portfolio's net assets are reflected in its share price (and dividends if any); they are neither billed directly to shareholders nor deducted from shareholder accounts. Effective January 1, 2006, all fees which would have been paid by each Portfolio have been eliminated, with the exception of the distribution and service fee.

Under a Distribution and Service Plan for each Portfolio's shares adopted by the InvestEd Portfolios pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Portfolio pays a distribution and/or service fee to W&R in an amount not to exceed 0.25% of each Portfolio's average annual net assets. The fee is paid to compensate W&R for amounts it expends in connection with the distribution of the shares and/or provision of personal services to Portfolio shareholders and/or maintenance of shareholder accounts.

Under its Management Agreement, for Waddell & Reed Investment Management Company's (WRIMCO) management services, until May 1, 2004, the management fee for each of the Portfolios was payable at the annual rate of 0.05% of the net assets of each Portfolio. Pursuant to a letter agreement dated April 29, 2004, WRIMCO contractually waived the management fee for the period from May 1, 2004 through April 30, 2005. Pursuant to a new agreement between WRIMCO and the Portfolios, beginning May 1, 2005, WRIMCO contractually eliminated the management fee.

Under its Management Agreement, for WRIMCO's management services, each of the affiliated underlying funds pays WRIMCO a fee as described in that fund's prospectus. The management fee rates for each of the affiliated underlying funds are as follows as of the respective fund's previous fiscal year end. These rates are subject to change on a daily basis, as determined by the fund's net assets.

  for Waddell & Reed Advisors Bond Fund, management fees for the fund as a percent of the fund's net assets for the fiscal year ended September 30, 2008, were 0.49%
  for Waddell & Reed Advisors Cash Management, Inc., management fees for the fund as a percent of the fund's net assets for the fiscal year ended September 30, 2008, were 0.40%
  for Waddell & Reed Advisors Core Investment Fund, management fees for the fund as a percent of the fund's net assets for the fiscal year ended June 30, 2008, were 0.61%
  for Waddell & Reed Advisors Dividend Opportunities Fund, management fees for the fund as a percent of the fund's net assets for the fiscal year ended June 30, 2008, were 0.70%
  for Waddell & Reed Advisors Global Bond Fund, Inc., management fees for the fund as a percent of the fund's net assets for the fiscal year ended September 30, 2008, were 0.59%
  for Waddell & Reed Advisors Government Securities Fund, management fees for the fund as a percent of the fund's net assets for the fiscal year ended September 30, 2008, were 0.46%
  for Waddell & Reed Advisors High Income Fund, Inc., management fees for the fund as a percent of the fund's net assets for the fiscal year September 30, 2008, were 0.59%
  for Waddell & Reed Advisors International Growth Fund, Inc., management fees for the fund as a percent of the fund's net assets for the fiscal year ended June 30, 2008, were 0.83%
  for Waddell & Reed Advisors New Concepts Fund, Inc., management fees for the fund as a percent of the fund's net assets for the fiscal year ended June 30, 2008, were 0.83%
  for Waddell & Reed Advisors Small Cap Fund, Inc., management fees for the fund as a percent of the fund's net assets for the fiscal year ended June 30, 2008, were 0.83%
  for Waddell & Reed Advisors Value Fund, management fees for the fund as a percent of the fund's net assets for the fiscal year ended June 30, 2008, were 0.69%
  for Waddell & Reed Advisors Vanguard Fund, Inc., management fees for the fund as a percent of the fund's net assets for the fiscal year ended June 30, 2008, were 0.67%

Each affiliated underlying fund also has an Accounting Service Agreement with Waddell & Reed Services Company (WRSCO), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing bookkeeping and accounting services and assistance to the underlying funds and pricing daily the value of their respective shares. For these services, each underlying fund also pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

Accounting Services Fee

Average Net Asset Level (in millions)				Annual Fee Rate for Each Level

From	$0	to	$10	$0
From	$10	to	$25	$11.5
From	$25	to	$50	$23.1
From	$50	to	$100	$35.5
From	$100	to	$200	$48.4
From	$200	to	$350	$63.2
From	$350	to	$550	$82.5
From	$550	to	$750	$96.3
From	$750	to	$1,000	$121.6
	$1,000 and Over			$148.5

Plus, for each class of shares in excess of one, each underlying fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

Each underlying fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

Under the Shareholder Servicing Agreement for each of the underlying funds other than Waddell & Reed Advisors Cash Management, Inc., each fund pays WRSCO a monthly fee equal to 0.15 of 1% of the average daily net assets of Class Y for the preceding month. Waddell & Reed Advisors Cash Management, Inc., one of the underlying funds, pays WRSCO a monthly fee of $1.75 for each shareholder account which was in existence at any time during the prior month.

As principal underwriter for each Portfolio's shares, W&R receives gross sales commissions (which are not an expense of the Portfolios) for each Portfolio's shares. A contingent deferred sales charge (CDSC) may be assessed against a shareholder's redemption amount and paid to W&R. During the fiscal year ended December 31, 2008, W&R received the following amounts in gross sales commissions and CDSC:

	Gross Sales Commissions	CDSC

Growth Portfolio	$692	$––	*
Balanced Portfolio	375	––
Conservative Portfolio	96	––
*Not shown due to rounding.

With respect to each Portfolio's shares, W&R pays sales commissions and all expenses in connection with the sale of the Portfolio's shares. During the fiscal year ended December 31, 2008, W&R paid the following amounts: Growth Portfolio - $394; Balanced Portfolio - $211 and Conservative Portfolio - $53.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

3. INVESTMENT VALUATIONS

InvestEd Portfolios has instituted FASB Statement of Financial Accounting Standards No.157, Fair Value Measurements (FAS 157). In accordance with FAS 157, fair value is defined as the price that each Portfolio would receive upon selling an asset or paying to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. An individual investment's fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including management's own assumptions in determining the fair value of investments)

The following tables summarize the valuation of each Portfolio's investments by the above FAS 157 fair value hierarchy levels as of December 31, 2008.

Growth Portfolio	Investments	Other Financial Instruments+

Level One - Quoted Prices	$102,713	$––
Level Two - Other Significant Observable Inputs	331	––
Level Three - Significant Unobservable Inputs	––	––

Total	$103,044	$––

Balanced Portfolio	Investments	Other Financial Instruments+

Level One - Quoted Prices	$75,712	$––
Level Two - Other Significant Observable Inputs	471	––
Level Three - Significant Unobservable Inputs	––	––

Total	$76,183	$––

Conservative Portfolio	Investments	Other Financial Instruments+

Level One - Quoted Prices	$49,411	$––
Level Two - Other Significant Observable Inputs	470	––
Level Three - Significant Unobservable Inputs	––	––

Total	$49,881	$––

+Other financial instruments are derivative instruments not reflected in the schedule of investments, such as written options, futures and forward currency contracts.

There were no Level 3 securities during the fiscal year ended December 31, 2008.

4. INVESTMENT SECURITIES TRANSACTIONS

For the fiscal year ended December 31, 2008, the cost of purchases and the proceeds from maturities and sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	Purchases	Sales

Growth Portfolio	$23,263	$25,093
Balanced Portfolio	28,826	29,504
Conservative Portfolio	30,073	21,473

For Federal income tax purposes, cost of investments owned at December 31, 2008 and the related unrealized appreciation (depreciation) were as follows:
	Cost	Appreciation	Depreciation	Aggregate Depreciation

Growth Portfolio	$126,443	$252	$23,651	$(23,399)
Balanced Portfolio	85,628	394	9,839	(9,445)
Conservative Portfolio	49,881	––	––	––

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

5. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the Portfolios' distributed and undistributed earnings and profit for the fiscal year ended December 31, 2008 and the related net capital losses and post-October activity were as follows:

	Growth Portfolio	Balanced Portfolio	Conservative Portfolio

Net ordinary income	$2,320	$1,899	$889
Distributed ordinary income	2,414	1,972	909
Undistributed ordinary income	10	4	––
Realized long term capital gains	2,282	615	––
Distributed long term capital gains	8,270	3,430	273
Tax return of capital	––	––	––	*
Undistributed long term capital gains	732	––	––
Post-October losses deferred	––	426	––
*Not shown due to rounding

Internal Revenue Code regulations permit each Portfolio to defer into its next fiscal year net capital losses or net long-term capital losses and net foreign currency losses incurred between each November 1 and the end of its fiscal year (post-October losses).

Capital loss carryovers are available to offset future realized capital gain net income incurred in the eight taxable years succeeding the loss year for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

Conservative Portfolio

December 31, 2016	$153

6. AFFILIATED COMPANY TRANSACTIONS

A summary of affiliated company transactions during the fiscal year ended December 31, 2008 follows:

	12-31-07 Share Balance	Purchase Cost	Sales Cost	Realized Gain/(Loss)	Distributions Received(1)	12-31-08 Share Balance	12-31-08 Market Value

Growth Portfolio
Waddell & Reed Advisors Bond Fund, Class Y	1,155	$ 564	$2,430	$ (97)	$304	851	$ 5,037
Waddell & Reed Advisors Cash Management, Inc., Class A	21,009	1,242	7,465	––	460	14,785	14,785
Waddell & Reed Advisors Core Investment Fund, Class Y	3,511	2,218	1,466	164	228	3,706	15,010
Waddell & Reed Advisors Dividend Opportunities Fund, Class Y	419	965	407	137	61	465	5,102
Waddell & Reed Advisors Global Bond Fund, Inc., Class Y	3,759	1,374	4,037	139	854	2,946	10,164
Waddell & Reed Advisors High Income Fund, Inc., Class Y	––	5,005	35	––	51	1,006	5,222
Waddell & Reed Advisors International Growth Fund, Inc., Class Y	1,756	3,456	861	551	251	2,130	14,188
Waddell & Reed Advisors New Concepts Fund, Inc., Class Y	936	961	4,496	(148)	557	504	3,137
Waddell & Reed Advisors Small Cap Fund, Inc., Class Y	822	2,178	787	82	42	1,007	8,399
Waddell & Reed Advisors Value Fund, Class Y	1,387	3,376	1,352	60	285	1,662	13,516
Waddell & Reed Advisors Vanguard Fund, Inc., Class Y	1,188	1,924	746	123	735	1,394	8,153
(1)Distributions received includes distributions from net investment income and/or capital gains from the underlying funds.
Balanced Portfolio
Waddell & Reed Advisors Bond Fund, Class Y	3,093	$ 1,191	$16,530	$(1,071)	$769	637	$ 3,771
Waddell & Reed Advisors Cash Management, Inc., Class A	23,491	1,119	6,165	––	550	18,445	18,445
Waddell & Reed Advisors Core Investment Fund, Class Y	1,880	1,981	653	48	131	2,219	8,987
Waddell & Reed Advisors Dividend Opportunities Fund, Class Y	280	975	223	69	44	348	3,818
Waddell & Reed Advisors Global Bond Fund, Inc., Class Y	1,258	417	897	52	296	1,103	3,804
Waddell & Reed Advisors Government Securities Fund, Class Y	––	14,867	103	1	––	2,594	14,970
Waddell & Reed Advisors High Income Fund, Inc., Class Y	––	3,747	25	1	38	753	3,909
Waddell & Reed Advisors International Growth Fund, Inc., Class Y	904	293	1,934	242	72	613	4,084
Waddell & Reed Advisors New Concepts Fund, Inc., Class Y	548	426	2,585	113	278	251	1,565
Waddell & Reed Advisors Value Fund, Class Y	715	2,404	549	35	164	957	7,782
Waddell & Reed Advisors Vanguard Fund, Inc., Class Y	596	1,406	282	68	413	782	4,577
Conservative Portfolio
Waddell & Reed Advisors Cash Management, Inc., Class A	24,389	29,179	4,157	––	914	49,411	49,411
Waddell & Reed Advisors Core Investment Fund, Class Y	338	101	2,308	(273)	––	––	––
Waddell & Reed Advisors Dividend Opportunities Fund, Class Y	72	61	1,173	79	––	––	––
Waddell & Reed Advisors Government Securities Fund, Class Y	2,264	691	13,094	135	82	––	––
Waddell & Reed Advisors Value Fund, Class Y	62	41	894	(94)	––	––	––
(1)Distributions received includes distributions from net investment income and/or capital gains from the underlying funds.

7. REGULATORY AND LITIGATION MATTERS

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, Waddell & Reed) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC's cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review Waddell & Reed's supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those Funds. Also, the SEC found that Waddell & Reed failed to make certain disclosures to the Waddell & Reed Advisors Funds' Boards of Directors and shareholders regarding the market timing activity and Waddell & Reed's acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among its conditions requires that Waddell & Reed: reduce the aggregate investment management fees paid by certain of the Waddell & Reed Advisors Funds and certain of the Ivy Funds Variable Insurance Portfolios, Inc. (formerly, W&R Target Funds, Inc.) (the Funds) by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions; bear the costs of an independent fee consultant to be retained by the Funds to review and consult regarding the Funds' investment management fee arrangements; and make additional investment management fee-related disclosures to Fund shareholders. The NYAG Settlement also effectively requires that the Funds implement certain governance measures designed to maintain the independence of the Funds' Boards of Directors and appoint an independent compliance consultant responsible for monitoring the Funds' and WRIMCO's compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, requires Waddell & Reed to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds' Disinterested Directors. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order is available on the SEC's website at www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

In addition, pursuant to the terms of agreement in the dismissal of separate litigation, Waddell & Reed has also agreed to extend the reduction in the aggregate investment management fees paid by the Funds, as described above, for an additional five years.

8. SUBSEQUENT EVENT

A special meeting of shareholders of the Corporation is scheduled to be held on April 3, 2009. One of the proposals that will be considered and acted upon at the meeting is a proposal to approve a proposed Agreement and Plan of Reorganization and Termination pursuant to which each Portfolio will be reorganized into a corresponding series of a newly established Delaware statutory trust. The Corporation is currently incorporated in Maryland. Shareholders of record as of the close of business on February 6, 2009 are entitled to vote at the meeting.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Waddell & Reed InvestEd Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Waddell & Reed InvestEd Portfolios, Inc. (the "InvestEd Portfolios") comprising Balanced Portfolio, Conservative Portfolio, and Growth Portfolio, as of December 31, 2008, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and financial highlights are the responsibility of the InvestEd Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The InvestEd Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the InvestEd Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Waddell & Reed InvestEd Portfolios, Inc. as of December 31, 2008, the results of their operations for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 11, 2009

Income Tax Information

The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code. Shareholders will be provided information regarding their distributions in 2009.

The Portfolios designated the following amounts as distributions of long-term capital gains: Growth Portfolio, $8,270,405, Balanced Portfolio, $3,429,712, and Conservative Portfolio, $273,282. These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

The Investments of Cash Management
December 31, 2008
(In Thousands) (Unaudited)

CORPORATE OBLIGATIONS	Principal	Value
Commercial Paper
American Honda Finance Corp.:
1.500%, 1-28-09	$8,000	$7,991
1.400%, 2-3-09	13,062	13,045
1.500%, 2-18-09	7,500	7,485
1.050%, 3-3-09	8,300	8,285
AT&T Inc.,
2.100%, 1-20-09	19,000	18,979
Baxter International Inc.:
2.000%, 1-20-09	19,200	19,180
2.000%, 1-27-09	19,200	19,172
BellSouth Corporation (AT&T Inc.),
4.973%, 4-26-09 (A)	43,500	43,661
BP p.l.c.,
2.100%, 3-11-09	60,000	60,000
Caterpillar Financial Services Corporation,
2.259%, 3-10-09 (A)	6,800	6,785
Caterpillar Inc.,
2.200%, 1-22-09	30,000	29,962
Coca-Cola Company (The),
2.250%, 2-12-09	19,400	19,349
Deere (John) Capital Corporation:
2.900%, 1-26-09	18,100	18,064
2.750%, 1-27-09	8,000	7,984
2.250%, 2-5-09	9,500	9,479
2.300%, 2-27-09	3,000	2,989
Genentech, Inc.,
0.650%, 1-9-09	8,197	8,196
General Electric Capital Corporation (Federal Deposit Insurance Corporation),
1.450%, 4-2-09 (B)	19,000	18,930
Hewlett-Packard Company,
2.200%, 2-18-09	21,000	20,938
Honeywell International Inc.:
2.050%, 1-22-09	1,507	1,505
0.850%, 3-10-09	38,500	38,438
IBM International Group Capital LLC (International Business Machines Corporation),
2.389%, 2-26-09 (A)	11,000	11,000
IBM International Group Capital LLC (International Business Machines Corporation),
3.848%, 1-29-09 (A)	35,800	35,713
Illinois Tool Works Inc.,
0.970%, 2-23-09	15,000	14,979
Kitty Hawk Funding Corp.:
1.450%, 1-21-09	19,000	18,985
0.800%, 2-17-09	8,505	8,496
1.000%, 2-24-09	15,300	15,277
1.500%, 2-24-09	9,200	9,179
L'Oreal USA, Inc.:
2.280%, 1-20-09	12,000	11,986
1.500%, 1-27-09	23,500	23,474
1.380%, 1-29-09	10,000	9,989
McDonald's Corporation,
1.500%, 1-15-09	19,000	18,989
Merrill Lynch & Co., Inc. (Federal Deposit Insurance Corporation),
2.290%, 1-22-09 (B)	69,000	68,908
Nestle Capital Corp.,
2.390%, 3-12-09	35,000	34,837
NIKE, Inc.:
2.100%, 1-22-09	18,000	17,978
1.150%, 2-23-09	9,000	8,985
Nokia Corp.:
3.050%, 1-23-09	28,000	27,948
3.100%, 1-29-09	31,000	30,925
2.100%, 3-24-09	18,100	18,014
Pfizer Inc.:
2.150%, 2-17-09	19,000	18,947
2.170%, 4-8-09	23,200	23,064
Praxair Inc.,
2.550%, 1-21-09	8,300	8,288
Procter & Gamble Company (The),
2.309%, 2-19-09 (A)	8,450	8,450
Procter & Gamble International Funding S.C.A. (Procter & Gamble Company (The)):
2.459%, 2-19-09 (A)	25,000	24,950
1.100%, 3-3-09	22,837	22,794
SBC Communications Inc.,
4.125%, 9-15-09	14,530	14,465
Shell International Finance B.V. and Royal Dutch Shell plc (Royal Dutch Shell plc):
2.150%, 1-26-09	9,000	8,987
2.200%, 1-26-09	10,000	9,985
2.250%, 2-20-09	23,200	23,127
2.350%, 2-26-09	3,500	3,487
1.600%, 4-2-09	28,100	27,986
Toyota Motor Credit Corporation:
1.650%, 1-5-09	13,500	13,498
1.700%, 1-8-09	20,000	19,993
2.200%, 2-5-09	12,000	11,974
Unilever Capital Corporation:
4.000%, 1-5-09	27,200	27,188
1.439%, 1-12-09 (A)	4,300	4,300
1.300%, 3-16-09	26,000	25,931
1.350%, 3-26-09	14,500	14,454
Walgreen Co.,
1.300%, 1-23-09	5,500	5,496
Wal-Mart Stores, Inc.,
5.748%, 6-1-09	34,500	34,923

Total Commercial Paper - 71.97%		1,118,366

Notes
3M Company,
7.139%, 12-14-09	61,500	64,035
Bear Stearns Companies Inc. (The),
1.558%, 3-30-09	3,750	3,741
BP Capital Markets p.l.c.,
2.284%, 3-11-09 (A)	17,100	17,100
Caterpillar Financial Services Corporation:
4.370%, 1-9-09 (A)	17,500	17,005
2.296%, 2-18-09 (A)	3,350	3,328
4.500%, 6-15-09	16,484	16,503
Citigroup Inc.,
3.505%, 1-30-09 (A)	10,410	10,412
Deere (John) Capital Corporation:
3.750%, 1-13-09	5,450	5,452
4.925%, 1-16-09 (A)	10,000	9,721
2.243%, 3-2-09 (A)	12,000	11,681
4.875%, 3-16-09	1,875	1,882
4.625%, 4-15-09	8,500	8,541
General Electric Capital Corporation:
1.888%, 1-9-09 (A)	12,500	12,499
0.501%, 1-26-09 (A)	5,000	5,000
Honeywell International Inc.,
3.585%, 1-27-09 (A)	7,000	6,979
International Business Machines Corporation:
1.901%, 1-5-09 (A)	5,500	5,500
1.906%, 1-8-09 (A)	18,750	18,750
Procter & Gamble International Funding S.C.A. (Procter & Gamble Company (The)),
5.300%, 7-6-09 (C)	4,600	4,665
Toyota Motor Credit Corporation,
2.921%, 3-18-09 (A)	30,000	30,000
Verizon Communications Inc.,
4.200%, 1-5-09 (A)	14,770	14,695
Wachovia Bank, N.A.,
1.538%, 3-23-09 (A)	7,500	7,468
Wal-Mart Stores, Inc.,
6.875%, 8-10-09	8,010	8,216
Wells Fargo & Company,
1.668%, 3-23-09 (A)	14,500	14,339

Total Notes - 19.15%		297,512

TOTAL CORPORATE OBLIGATIONS - 91.12%		$1,415,878
(Cost: $1,415,878)

MUNICIPAL OBLIGATIONS - TAXABLE - 0.53%
Maryland
Maryland Health and Higher Educational Facilities Authorities Revenue Bonds, Anne Arundel Health System Issue, Series 2009A,
2.000%, 1-7-09 (A)	8,305	$8,305
(Cost: $8,305)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS	Principal
United States Government Agency Obligations
Overseas Private Investment Corporation,
0.650%, 1-7-09 (A)	$15,582	15,582
Totem Ocean Trailer Express, Inc. (United States Government Guaranteed Ship Financing Obligations),
2.399%, 4-15-09 (A)	28,244	28,244

Total United States Government Agency Obligations - 2.82%		43,826

United States Government Obligations
United States Treasury Bills:
0.700%, 1-2-09	5,000	5,000
0.770%, 1-2-09	14,055	14,055
1.550%, 1-8-09	20,500	20,494
1.600%, 1-8-09	20,500	20,493
1.920%, 2-5-09	8,500	8,484
1.900%, 2-26-09	21,000	20,938

Total United States Government Obligations - 5.76%		89,464

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 8.58%		$133,290
(Cost: $133,290)

TOTAL INVESTMENT SECURITIES - 100.23%		$1,557,473
(Cost: $1,557,473)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.23%)		(3,692)

NET ASSETS - 100.00%		$1,553,781

Notes to Schedule of Investments
(A)Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2008.
(B)Security is fully guaranteed by the Federal Deposit Insurance Corporation for both interest and principal under the Debt Guarantee Program of the Temporary Liquidity Guarantee Program.
(C)Restricted Security. At December 31, 2008, the following restricted security was owned:
Security	Acquisition Date	Principal	Cost	Market Value

Procter & Gamble International Funding S.C.A. (Procter & Gamble Company (The)), 5.30%, 7-6-09	11-28-08	$4,600	$4,676	$4,665

Statement of Assets and Liabilities
      CASH MANAGEMENT
      December 31, 2008
      (In Thousands, Except for Per Share Amounts)                                                            (Unaudited)

ASSETS
Investment securities - at value (cost - $1,557,473)	$1,557,473
Cash	1,873
Receivables:
Fund shares sold	15,086
Interest	5,089
Prepaid and other assets	264

Total assets	1,579,785

LIABILITIES
Payable to Fund shareholders	22,901
Dividends payable	2,498
Accrued shareholder servicing	361
Accrued accounting services fee	22
Accrued management fee	17
Accrued distribution and service fees	1
Other	204

Total liabilities	26,004

Total net assets	$1,553,781

NET ASSETS
$0.01 par value capital stock, authorized - 5,000,000;
Class A shares outstanding - 1,509,392
Class B shares outstanding - 23,412
Class C shares outstanding - 20,715
Capital stock	$15,535
Additional paid-in capital	1,537,983
Accumulated undistributed income:
Accumulated undistributed net investment income	––
Accumulated undistributed net realized gain on investment transactions	263

Net assets applicable to outstanding units of capital	$1,553,781

Net asset value, redemption and offering price per share for all classes	$1.00

See Accompanying Notes to Financial Statements.

The Investments of Cash Management
September 30, 2008
(In Thousands)

CORPORATE OBLIGATIONS	Principal	Value
Commercial Paper
3M Company,
5.827%, 12-12-08	$26,400	$26,554
AT&T Inc.:
2.220%, 10-20-08	11,000	10,987
2.140%, 10-21-08	9,800	9,789
2.250%, 10-21-08	7,885	7,875
Avon Capital Corp. (Avon Products, Inc.),
2.200%, 10-3-08	7,000	6,999
BellSouth Corporation (AT&T Inc.),
4.973%, 4-26-09 (A)	33,600	33,836
Campbell Soup Co.:
2.220%, 10-3-08	4,000	4,000
2.200%, 10-7-08	5,000	4,998
2.080%, 10-10-08	5,000	4,997
Caterpillar Inc.,
2.200%, 10-30-08	8,000	7,986
Coca-Cola Company (The):
2.200%, 10-30-08	16,000	15,972
2.300%, 11-14-08	12,000	11,966
Deere (John) Capital Corporation,
2.750%, 10-14-08	16,000	15,984
Deere (John) Credit Limited (Deere (John) Capital Corporation),
2.700%, 10-15-08	15,300	15,284
Hershey Company (The):
2.160%, 10-22-08	12,000	11,985
2.170%, 11-10-08	11,000	10,973
2.150%, 11-18-08	20,600	20,541
IBM International Group Capital LLC,
3.031%, 11-26-08 (A)	11,000	11,000
IBM International Group Capital LLC (International Business Machines Corporation),
2.280%, 10-2-08	9,900	9,899
Illinois Tool Works Inc.:
2.090%, 10-9-08	5,000	4,998
2.090%, 10-16-08	15,000	14,987
2.270%, 10-20-08	8,500	8,490
2.100%, 11-12-08	21,000	20,948
Johnson & Johnson,
2.030%, 11-4-08	5,000	4,990
Kimberly-Clark Corporation,
4.420%, 12-19-08	17,100	17,095
McCormick & Co. Inc.,
2.630%, 11-25-08	21,700	21,613
McDonald's Corporation:
2.160%, 10-9-08	3,005	3,004
2.150%, 10-10-08	14,000	13,992
3.030%, 10-16-08	18,500	18,477
Merck & Co., Inc.:
2.200%, 10-6-08	20,000	19,994
2.150%, 10-16-08	25,000	24,977
Nestle Capital Corp.,
2.390%, 3-12-09	35,000	34,624
Procter & Gamble Company (The):
2.879%, 11-19-08 (A)	8,450	8,450
3.500%, 12-15-08	6,534	6,523
Procter & Gamble International Funding S.C.A. (Procter & Gamble Company (The)):
2.250%, 10-9-08	14,200	14,193
2.280%, 10-24-08	20,000	19,971
Proctor & Gamble International Funding,
2.120%, 12-5-08	15,000	14,943
Shell International Finance B.V. and Royal Dutch Shell plc (Royal Dutch Shell plc),
2.200%, 10-7-08	3,600	3,599
Toyota Motor Credit Corporation:
4.800%, 10-6-08	8,500	8,500
2.470%, 11-10-08	18,500	18,449
Unilever Capital Corporation:
2.487%, 10-14-08 (A)	4,300	4,300
2.700%, 11-20-08	11,300	11,258
Verizon Communications Inc.:
4.800%, 10-14-08	16,000	15,972
2.640%, 10-21-08	22,200	22,167
2.630%, 11-4-08	17,500	17,457
Wal-Mart Stores, Inc.,
5.748%, 6-1-09	34,500	35,185

Total Commercial Paper - 49.93%		650,781

Commercial Paper (backed by irrevocable bank letter of credit)
River Fuel Company #2, Inc. (Bank of New York (The)),
2.660%, 10-31-08	10,000	9,978
River Fuel Funding Company #3, Inc. (Bank of New York (The)):
2.660%, 10-31-08	5,000	4,989
2.670%, 10-31-08	4,500	4,490
River Fuel Trust #1 (Bank of New York (The)),
2.700%, 10-31-08	17,500	17,460

Total Commercial Paper (backed by irrevocable bank letter of credit) - 2.83%		36,917

Notes
BP Capital Markets p.l.c.,
2.918%, 12-11-08 (A)	17,100	17,100
Deere (John) Capital Corporation:
3.750%, 1-13-09	5,450	5,464
4.875%, 3-16-09	1,875	1,891
4.625%, 4-15-09	8,500	8,578
General Electric Capital Corporation:
2.507%, 10-9-08 (A)	12,500	12,498
3.216%, 10-24-08 (A)	5,000	5,000
4.000%, 2-17-09	5,315	5,336
International Business Machines Corporation:
2.476%, 10-3-08 (A)	5,500	5,500
2.517%, 10-8-08 (A)	18,750	18,750
Target Corporation,
5.400%, 10-1-08	18,000	18,000

Total Notes - 7.53%		98,117

Notes (backed by irrevocable bank letter of credit)
ETC Holdings, LLC, Taxable Variable Rate Demand Bonds, Series 2003 (U.S. Bank National Association),
6.250%, 10-1-08 (A)	15	15

Total Notes (backed by irrevocable bank letter of credit) - 0.00%		15

TOTAL CORPORATE OBLIGATIONS - 60.29%		$785,830
(Cost: $785,830)

MUNICIPAL OBLIGATIONS - TAXABLE
California - 3.45%
California Pollution Control Financing Authority, Environmental Improvement Revenue Bonds (Atlantic Richfield Company Project), Series 1997 (BP p.l.c.),
2.650%, 10-9-08	45,000	45,000

Missouri - 0.10%
City of Bethany, Missouri, Taxable Industrial Development Revenue Bonds (Central Programs, Inc. Project), Series 2002 (UMB Bank, N.A.),
3.500%, 10-2-08 (A)	1,250	1,250

TOTAL MUNICIPAL OBLIGATIONS - TAXABLE - 3.55%		$46,250
(Cost: $46,250)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
United States Government Agency Obligations
Overseas Private Investment Corporation,
2.450%, 11-17-08 (A)	16,360	16,361
Totem Ocean Trailer Express, Inc. (United States Government Guaranteed Ship Financing Obligations),
3.069%, 10-15-08 (A)	30,000	30,000

Total United States Government Agency Obligations - 3.56%		46,361

United States Government Obligations
United States Treasury Bills:
1.880%, 10-2-08	25,000	24,999
0.350%, 10-23-08	35,000	34,992
0.990%, 10-30-08	40,000	39,968
0.100%, 11-6-08	8,000	7,999
1.880%, 11-28-08	32,000	31,903
1.600%, 1-8-09	20,500	20,410
1.550%, 1-8-09	20,500	20,413
1.920%, 2-5-09	8,500	8,442
1.900%, 2-26-09	21,000	20,836

Total United States Government Obligations - 16.11%		209,962

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 19.67%		$256,323
(Cost: $256,323)

REPURCHASE AGREEMENTS
J.P. Morgan Securities, Inc., Repurchase Agreement dated 9-30-08 to be repurchased at $134,355,
0.050%, 10-1-08 (B)	134,355	134,355
J.P. Morgan Securities, Inc., Repurchase Agreement dated 9-30-08 to be repurchased at $87,649,
0.050%, 10-1-08 (C)	87,649	87,649

Total Repurchase Agreements - 17.03%		$222,004
(Cost: $222,004)

TOTAL INVESTMENT SECURITIES - 100.54%		$1,310,407
(Cost: $1,310,407)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.54%)		(7,052)

NET ASSETS - 100.00%		$1,303,355

Notes to Schedule of Investments
(A)Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2008.
(B)Collateralized by $95,288 United States Treasury Bond, 8.75% due 8-15-20; market value and accrued interest aggregate $136,323.
(C)Collateralized by $90,000 United States Treasury Bill, 1.35% due 3-26-09; market value and accrued interest aggregate $89,399.

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities
      CASH MANAGEMENT
      September 30, 2008
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value: Securities (cost - $1,088,403)	$1,088,403
Repurchase agreements (cost - $222,004)	222,004

1,310,407
Cash	2,279
Receivables:
Fund shares sold	17,078
Interest	5,078
Prepaid and other assets	64

Total assets	1,334,906

LIABILITIES
Payable to Fund shareholders	30,840
Accrued shareholder servicing	309
Dividends payable	225
Accrued accounting services fee	24
Accrued management fee	14
Accrued distribution and service fees	1
Other	138

Total liabilities	31,551

Total net assets	$1,303,355

NET ASSETS
$0.01 par value capital stock, authorized - 5,000,000;
Class A shares outstanding - 1,275,089
Class B shares outstanding - 13,721
Class C shares outstanding - 14,536
Capital stock	$13,033
Additional paid-in capital	1,290,313
Accumulated undistributed income:
Accumulated undistributed net investment income	––
Accumulated undistributed net realized gain on investment transactions	9

Net assets applicable to outstanding units of capital	$1,303,355

Net asset value, redemption and offering price per share for all classes	$1.00

See Accompanying Notes to Financial Statements.

Statement of Operations
      CASH MANAGEMENT
      For the Fiscal Year Ended September 30, 2008
      (In Thousands)

INVESTMENT INCOME
Income:
Interest and amortization	$42,570

Expenses:
Investment management fee	4,737
Shareholder servicing:
Class A	3,033
Class B	26
Class C	18
Accounting services fee	258
Distribution and service fees:
Class B	111
Class C	98
Custodian fees	158
Registration fees	115
Legal fees	48
Audit fees	13
Other	255

Total expenses	8,870

Net investment income	33,700

REALIZED GAIN ON INVESTMENTS
Realized net gain on investments	22

Net increase in net assets resulting from operations	$33,722

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets
      CASH MANAGEMENT
      (In Thousands)

	For the fiscal year ended September 30,

	2008	2007

INCREASE IN NET ASSETS
Operations:
Net investment income	$33,700	$40,788
Realized net gain (loss) on investments	22	(13)

Net increase in net assets resulting from operations	33,722	40,775

Distributions to shareholders from net investment income:(1)
Class A	(33,308)	(40,160)
Class B	(207)	(332)
Class C	(185)	(296)
Realized gains on investment transactions:
Class A	(––)	(––)
Class B	(––)	(––)
Class C	(––)	(––)

	(33,700)	(40,788)

Capital share transactions	253,613	228,388

Total increase	253,635	228,375
NET ASSETS
Beginning of period	1,049,720	821,345

End of period	$1,303,355	$1,049,720

Accumulated undistributed net investment income	$––	$––

(1)See "Financial Highlights" on pages 56 - 58.

See Accompanying Notes to Financial Statements.

Financial Highlights
      CASH MANAGEMENT
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,

	2008	2007	2006	2005	2004

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income	0.0293	0.0457	0.0380	0.0183	0.0032
Net realized and unrealized gain (loss) on investments	0.0000*	(0.0000)*	0.0000	0.0000	0.0000

Total from investment operations	0.0293	0.0457	0.0380	0.0183	0.0032

Less distributions from:
Net investment income	(0.0293)	(0.0457)	(0.0380)	(0.0183)	(0.0032)
Capital gains	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)

Total distributions	(0.0293)	(0.0457)	(0.0380)	(0.0183)	(0.0032)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	3.00%	4.68%	3.86%	1.81%	0.32%
Net assets, end of period (in millions)	$1,275	$1,032	$802	$625	$683
Ratio of expenses to average net assets	0.73%	0.78%	0.88%	0.92%	0.92%
Ratio of net investment income to average net assets	2.87%	4.59%	3.85%	1.80%	0.32%

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

Financial Highlights
      CASH MANAGEMENT
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,

	2008		2007		2006		2005	2004

Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00

Income (loss) from investment operations:
Net investment income	0.0196		0.0357		0.0271		0.0081	0.0001
Net realized and unrealized gain (loss) on investments	0.0000*		(0.0000)*		0.0000		0.0000	0.0000

Total from investment operations	0.0196		0.0357		0.0271		0.0081	0.0001

Less distributions from:
Net investment income	(0.0196)		(0.0357)		(0.0271)		(0.0081)	(0.0001)
Capital gains	(0.0000)		(0.0000)		(0.0000)		(0.0000)	(0.0000)

Total distributions	(0.0196)		(0.0357)		(0.0271)		(0.0081)	(0.0001)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00

Total return	2.00%		3.64%		2.73%		0.79%	0.01%
Net assets, end of period (in millions)	$14		$10		$11		$7	$10
Ratio of expenses to average net assets including expense reimbursement	1.70%		1.79%		1.98%		1.93%	1.24%
Ratio of net investment income to average net assets including expense reimbursement	1.87%		3.58%		2.77%		0.74%	0.01%
Ratio of expenses to average net assets excluding expense reimbursement	1.70	%(1)	1.79	%(1)	1.98	%(1)	1.99%	1.96%
Ratio of net investment income (loss) to average net assets excluding expense reimbursement	1.87	%(1)	3.58	%(1)	2.77	%(1)	0.67%	-0.71%

*Not shown due to rounding.

(1)There was no waiver of expenses during the period.

See Accompanying Notes to Financial Statements.

Financial Highlights
      CASH MANAGEMENT
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,

	2008		2007		2006		2005	2004

Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00

Income (loss) from investment operations:
Net investment income	0.0201		0.0363		0.0273		0.0077	0.0001
Net realized and unrealized gain (loss) on investments	0.0000*		(0.0000)*		0.0000		0.0000	0.0000

Total from investment operations	0.0201		0.0363		0.0273		0.0077	0.0001

Less distributions from:
Net investment income	(0.0201)		(0.0363)		(0.0273)		(0.0077)	(0.0001)
Capital gains	(0.0000)		(0.0000)		(0.0000)		(0.0000)	(0.0000)

Total distributions	(0.0201)		(0.0363)		(0.0273)		(0.0077)	(0.0001)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00

Total return	2.06%		3.71%		2.75%		0.75%	0.01%
Net assets, end of period (in millions)	$14		$8		$8		$5	$7
Ratio of expenses to average net assets including expense reimbursement	1.65%		1.73%		1.94%		1.96%	1.25%
Ratio of net investment income to average net assets including expense reimbursement	1.90%		3.64%		2.83%		0.70%	0.01%
Ratio of expenses to average net assets excluding expense reimbursement	1.65	%(1)	1.73	%(1)	1.94	%(1)	2.01%	2.03%
Ratio of net investment income (loss) to average net assets excluding expense reimbursement	1.90	%(1)	3.64	%(1)	2.83	%(1)	0.65%	-0.77%

*Not shown due to rounding.

(1)There was no waiver of expenses during the period.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements
      September 30, 2008
      (In Thousands, Except Where Otherwise Noted)

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors Cash Management, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek maximum current income consistent with stability of principal. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - The Fund invests only in money market securities with maturities or irrevocable put options within 397 days. The Fund uses the amortized cost method of security valuation which is accomplished by valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium.

B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses, if any, are calculated on the identified cost basis. Interest income is recorded on the accrual basis.

C. Federal income taxes - It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise continue to qualify as a regulated investment company under the Internal Revenue Code. Accordingly, provision has not been made for Federal income taxes. During the current fiscal year, the Fund instituted the provisions of Financial Accounting Standards Board Interpretation No. 48 "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" (FIN 48). As required by FIN 48, management of the Fund periodically reviews all tax positions to assess that it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As September 30, 2008, management believes that under this standard no liability for unrecognized tax positions is required. The Fund is subject to examination by U.S. federal and state authorities for returns filed for years after 2004. See Note 4 - Federal Income Tax Matters.

D. Dividends to shareholders - All of the Fund's net income is declared and recorded by the Fund as dividends payable on each day to shareholders of record as of the close of the preceding business day. Dividends are declared from the total of net investment income, plus or minus realized gains or losses on portfolio securities. Since the Fund does not expect to realize any long-term capital gains, it does not expect to pay any capital gains distributions.

E. Repurchase agreements - Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, remains at least equal to the value of the loan, including accrued interest thereon. The collateral for the repurchase agreement is held by the custodian bank.

F. New Accounting Pronouncements - In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." SFAS No. 157 defines fair value for purposes of financial statement presentation, establishes a hierarchy for measuring fair value in accordance with generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund will institute the expanded financial statement disclosure mandated by SFAS No. 157 during the fiscal year ending September 30, 2009.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133" (SFAS 161). SFAS 161 amends and expands disclosures about derivative instruments and hedging activities. SFAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008. The Fund will institute SFAS 161 during the fiscal year ending September 30, 2010 and its potential impact, if any, on its financial statements is currently being assessed by management.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company (WRIMCO), a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rate of 0.40% of net assets. The Fund accrues and pays this fee daily.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table:

Accounting Services Fee

Average Net Asset Level (in millions)				Annual Fee Rate for Each Level

From	$0	to	$10	$0
From	$10	to	$25	$11.5
From	$25	to	$50	$23.1
From	$50	to	$100	$35.5
From	$100	to	$200	$48.4
From	$200	to	$350	$63.2
From	$350	to	$550	$82.5
From	$550	to	$750	$96.3
From	$750	to	$1,000	$121.6
	$1,000 and Over			$148.5

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee. The Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

Under the Shareholder Servicing Agreement, with respect to Class A, Class B and Class C, the Fund pays WRSCO a monthly fee of $1.75 for each shareholder account which was in existence at any time during the prior month (except that, for broker-serviced accounts, effective September 1, 2006, the monthly charge for those accounts became $0.50) and, for Class A shares, $0.75 for each shareholder check it processes. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class B and Class C shares, respectively. Under the plans, the Fund pays W&R daily a distribution fee not to exceed, on an annual basis, 0.75% of the net assets of the affected class and a service fee not to exceed, on an annual basis, 0.25% of the net assets of the affected class.

During the fiscal year ended September 30, 2008, W&R received no front-end sales commissions from the sale of Fund shares.

A contingent deferred sales charge (CDSC) may be assessed against a shareholder's redemption amount of Class A, Class B and Class C shares and paid to W&R. During the fiscal year ended September 30, 2008, W&R received $835, $28 and $9 in CDSC for Class A, Class B and Class C shares, respectively.

During the fiscal year ended September 30, 2008, the Fund paid Directors' regular compensation of $69, which is included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Multiclass Operations

The Fund currently offers three classes of shares: Class A, Class B and Class C. Each class represents an interest in the same assets of the Fund and differs as follows: each class of shares has exclusive voting rights on matters appropriately limited to that class; Class B and Class C shares are subject to a CDSC and to an ongoing distribution and service fee. As of December 1, 2003, Class B and Class C shares were closed to direct investment. Investments via exchange into Class B and Class C shares are permitted. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below. The number of shares transacted during the periods corresponds to the dollar amounts included in this table because share transactions are recorded at $1.00 per share.

	For the fiscal year ended September 30,
	2008	2007

Value issued from sale of shares:
Class A	$3,304,562	$2,340,328
Class B	24,916	20,692
Class C	25,444	15,744
Value issued from reinvestment of dividends:
Class A	32,771	39,021
Class B	204	321
Class C	182	286
Value redeemed:
Class A	(3,094,085)	(2,149,764)
Class B	(21,253)	(21,710)
Class C	(19,128)	(16,530)

Increase in outstanding capital	$253,613	$228,388

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended September 30, 2008 and the related net capital losses and post-October activity were as follows:

Net ordinary income	$33,763
Distributed ordinary income	33,966
Undistributed ordinary income	360

Realized long-term capital gains	––
Distributed long-term capital gains	––
Undistributed long-term capital gains	––

Post-October losses deferred	34

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses and net foreign currency losses incurred between each November 1 and the end of its fiscal year (post-October losses).

NOTE 5 - Regulatory and Litigation Matters

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, Waddell & Reed) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC's cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review Waddell & Reed's supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those Funds. Also, the SEC found that Waddell & Reed failed to make certain disclosures to the Waddell & Reed Advisors Funds' Boards of Directors and shareholders regarding the market timing activity and Waddell & Reed's acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among its conditions requires that Waddell & Reed: reduce the aggregate investment management fees paid by certain of the Waddell & Reed Advisors Funds and by certain of the Ivy Funds Variable Insurance Portfolios, Inc., formerly W&R Target Funds, Inc., (the Funds) by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions; bear the costs of an independent fee consultant to be retained by the Funds to review and consult regarding the Funds' investment management fee arrangements; and make additional investment management fee-related disclosures to Fund shareholders. During the past fiscal year, the Fund was not one of the selected funds to participate in or benefit from the aggregate management fee reduction discussed above. The NYAG Settlement also effectively requires that the Funds implement certain governance measures designed to maintain the independence of the Funds' Boards of Directors and appoint an independent compliance consultant responsible for monitoring the Funds' and WRIMCO's compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, requires Waddell & Reed to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds' Disinterested Directors. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order is available on the SEC's website at www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

In addition, pursuant to the terms of agreement in the dismissal of separate litigation, Waddell & Reed has also agreed to extend the reduction in the aggregate investment management fees paid by the Funds, as described above, for an additional five years.

NOTE 6 - Subsequent Events

On October 3, 2008 the Board of Directors of the Fund approved the participation by the Fund in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds through December 18, 2008 (the Program). Under the Program, in the event that the market-based net asset value per share of the Fund falls below $0.995 and the Fund liquidates its holdings, the Program will provide coverage to shareholders in the Fund for up to $1.00 per share for the lesser of either the number of shares the investor held in the Fund at the close of business on September 19, 2008 or the number of shares the investor held the date the market-based net asset value per share fell below $0.995. The Program applies only to shareholders of record who maintain a positive account balance in the Fund from the close of business on September 19, 2008 through the date on which the Fund's market-based net asset value per share falls below $0.995. Participation in the initial three months of the Program (that is, until December 18, 2008) requires a payment to the U.S. Department of the Treasury of 0.01% based on the net asset value of the Fund as of September 19, 2008. This expense will be borne by the Fund without regard to any expense limitation currently in effect for the Fund.

A special meeting of shareholders of the Fund is scheduled to be held on December 12, 2008. One of the proposals that will be considered and acted upon at the meeting is a proposal to approve a proposed Agreement and Plan of Reorganization and Termination pursuant to which the Fund will be reorganized into a corresponding series of a newly established Delaware statutory trust. The Fund is currently organized as a Maryland corporation. Shareholders of record of the Fund as of the close of business on September 25, 2008 are entitled to vote at the meeting.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Waddell & Reed Advisors Cash Management, Inc.

We have audited the accompanying statement of assets and liabilities of Waddell & Reed Advisors Cash Management, Inc. (the "Fund"), including the schedule of investments, as of September 30, 2008, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Cash Management, Inc. as of September 30, 2008, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
November 18, 2008

Board of Directors of Waddell & Reed InvestEd Portfolios, Inc.

Each of the individuals listed below serves as a director for the Corporation (3 portfolios) and for the portfolios within the Waddell & Reed Advisors Funds (21 portfolios) and Ivy Funds Variable Insurance Portfolios, Inc. (25 portfolios) (collectively, the Advisors Fund Complex) except that Robert L. Hechler is not a director of Ivy Funds Variable Insurance Portfolios, Inc. The Advisors Fund Complex together, with the Ivy Family of Funds, comprises the Waddell & Reed/Ivy Fund Complex (Fund Complex). The Ivy Family of Funds consists of the portfolios in the Ivy Funds (18 portfolios) and Ivy Funds, Inc. (12 portfolios).

Board members who are not "interested persons" of the Funds as described in Section 2(a)(19) of the 1940 Act (Disinterested Directors) constitute at least 75% of the Board.

David P. Gardner serves as the Independent Chairman of the Board and of the board of directors of the other funds in the Advisors Fund Complex. Subject to the Director Emeritus and Retirement Policy, a Director serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

Additional Information about Directors

The Statement of Additional Information (SAI) for the Corporation includes additional information about the Corporation's directors. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

DISINTERESTED DIRECTORS

Name, address and year of birth	Position(s) held with the Corporation and Fund Complex	Principal occupation(s) during past 5 years	Other directorships held by director

Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 1940	Corporation Director: 2007 Director in Fund Complex: 2003
President of Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present), Boettcher Aerial, Inc. (Aerial Ag Applicator) (1979 to present)

Director of Guaranty State Bank & Trust Co. (financial services); Director of Guaranty, Inc. (financial services); Director, Ivy Funds, Inc.; Trustee, Ivy Funds (30 portfolios overseen); Member of Kansas Board of Regents (2007 to present)

James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Corporation Director: 2001 Director in Fund Complex: 1997	Professor of Law, Washburn School of Law (1973 to present)	Director, Kansas Legal Services for Prisoners, Inc.

John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 1939	Corporation Director: 2001 Director in Fund Complex: 1997	President and Director, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises
Advisory Director, UMB Northland Board (financial services); Former President, Liberty Memorial Association (WWI National Museum) (2005-2007); Director, Northland Betterment Commission (community service)

David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 1933	Corporation Director: 2001 Director in Fund Complex: 1998 Corporation Independent Chairman: 2006	President Emeritus, University of Utah; President Emeritus, University of California; Chairman, J. Paul Getty Trust (until 2004); Professor, University of Utah (non-profit education) (until 2005)	Director, Fluor Corporation (construction/engineering (until 2005); Director, Salzberg Seminar (non-profit education) (2003-2005)

Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Corporation Director: 2001 Director in Fund Complex: 1998
President and Chief Operating Officer, Graymark HealthCare (medical holding company) (2008); Managing Member, Harroz Investments, LLC (commercial enterprises) (1998 to present); LSQ Manager, Inc. (real estate) (2007 to present); Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to 2008); Adjunct Professor, University of Oklahoma Law School (1997 to 2008)

Director and Shareholder, Valliance Bank; Director, Melbourne Family Support Organization (non-profit); Director, Norman Economic Development Coalition (non-profit); Chairman and Director, Ivy Funds, Inc.; Chairman and Trustee, Ivy Funds (30 portfolios overseen)

John F. Hayes 6300 Lamar Avenue Overland Park, KS 66202 1919	Corporation Director: 2001 Director in Fund Complex: 1988	Shareholder, Gilliland & Hayes, P.A., a law firm (for the past five years); formerly, Chairman, Gilliland & Hayes (until 2003)	Director, Central Bank & Trust and Central Financial Corporation (banking)

Albert W. Herman, FHFMA, CPA 6300 Lamar Avenue Overland Park, KS 66202 1938	Corporation Director: 2008 Director in Fund Complex: 2008	Business Consultant; Treasurer and Director, Wellness Council of America (health care initiatives) (1996 to present)	Finance Committee Member, Ascension Health (non-profit health system); Director, Baylor Health Care System Foundation (health care)

Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 1924	Corporation Director: 2001 Director in Fund Complex: 1971	Chairman and Chief Executive Officer (CEO), Castle Valley Ranches, LLC (ranching and farming) (1995 to present)	Chairman Emeritus, Wellness Council of America (health care initiatives); Executive Board and Committee Member, Advisory Council of the Boy Scouts of America

Frank J. Ross, Jr. Polsinelli Shalton Flanigan Suelthaus PC 700 West 47th Street Suite 1000 Kansas City, MO 64112 1953	Corporation Director: 2001 Director in Fund Complex: 1996	Shareholder/Director, Polsinelli Shalton Flanigan Suelthaus PC, a law firm (1980 to present)	Director, American Red Cross (social services); Director, Rockhurst University (education)

Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 1937	Corporation Director: 2001 Director in Fund Complex: 1995
Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Dean, Block School of Business (1980-1986), Vice Chancellor (1988-1991) and Professor of Business Administration, University of Missouri at Kansas City (until 2003)
Director, Ivy Funds, Inc.; Trustee, Ivy Funds (30 portfolios overseen)

INTERESTED DIRECTORS

Messrs. Avery and Herrmann are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including each Fund's investment manager, Waddell & Reed Investment Management Company (WRIMCO), the Corporation's principal underwriter, Waddell & Reed, Inc. (Waddell & Reed), and the Corporation's shareholder servicing and accounting services agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership in shares of WDR. Mr. Hechler could be determined to be an interested Director if a prior business relationship with Waddell & Reed were deemed material. It is anticipated that, effective January 1, 2010, Mr. Hechler will begin to serve as a Disinterested Director of the Corporation.

Name, address and year of birth	Position(s) held with the Corporation and Fund Complex	Principal occupation(s) during past 5 years	Other directorships held

Michael L. Avery 6300 Lamar Avenue Overland Park, KS 66202 1953	Corporation Director: 2007 Director in Fund Complex: 2007
Chief Investment Officer (CIO) of WDR, WRIMCO and IICO (2005 to present); Senior Vice President of WDR; Executive Vice President of WRIMCO and Ivy Investment Management Company (IICO); portfolio manager for investment companies managed by WRIMCO and IICO (1994 to present); Director of Research for WRIMCO and IICO (1987-2005)
Director of WDR, WRIMCO and IICO

Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	President: 2001 Corporation Director: 1998 Director in Fund Complex: 1998
CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of IICO, an affiliate of WDR (2002 to present); formerly, President and CIO of WDR, WRIMCO and IICO (until 2005); President and Director/Trustee of each of the funds in the Fund Complex

Director of WDR, WRSCO and Waddell & Reed; Director, Ivy Funds, Inc.; Trustee, Ivy Funds (30 portfolios overseen); Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; Director, Ivy Services, Inc. (ISI), an affiliate of IICO

Robert L. Hechler 6300 Lamar Avenue Overland Park, KS 66202 1936	Corporation Director: 1998 Director in Fund Complex: 1998	Formerly, consultant of WDR and Waddell & Reed (2001 to 2008); formerly, Director of WDR (until 2003)	None

OFFICERS

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Fund's principal officers are:

Name, address and year of birth	Position(s) held with the Corporation and Fund Complex	Principal occupation(s) during past 5 years	Other directorships held

Mara D. Herrington 6300 Lamar Avenue Overland Park, KS 66202 1964	Vice President: 2006 Secretary: 2006
Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present); formerly, Vice President and Associate General Counsel, Deutsche Investment Management Americas, Inc. (financial services) (1994 to 2005)
None

Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President: 2006 Treasurer: 2006 Principal Accounting Officer: 2006 Principal Financial Officer: 2007
Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006)
None

Kristen A. Richards 6300 Lamar Avenue Overland Park, KS 66202 1967	Vice President: 2001 Assistant Secretary: 2006 Associate General Counsel: 2000
Senior Vice President of WRIMCO and IICO (2007 to present); Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (2006 to present); formerly, Vice President of WRIMCO (2000 to 2007) and IICO (2002 to 2007); formerly, Secretary of each of the funds in the Fund Complex (2000 to 2006)
None

Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President: 2006 Chief Compliance Officer: 2004
Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex; formerly, Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (2000 to 2004)
None

Daniel C. Schulte 6300 Lamar Avenue Overland Park, KS 66202 1965	Vice President: 2000 General Counsel: 2000 Assistant Secretary: 2000
Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WRSCO (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary for each of the funds in the Fund Complex (2000 to present)
None

Renewal of Investment Management Agreement for Waddell & Reed InvestEd Portfolios, Inc.

 At its meeting on August 11, 12 and 13, 2008, the Corporation's Board of Directors, including all of the Disinterested Directors, considered and approved the continuance of the existing Investment Management Agreement ("Management Agreement") between WRIMCO and the Corporation with respect to each of Waddell & Reed InvestEd Growth Portfolio, Waddell & Reed InvestEd Balanced Portfolio and Waddell & Reed InvestEd Conservative Portfolio. The Disinterested Directors were assisted in their review by independent legal counsel and met with such counsel separately from representatives of WRIMCO. The Disinterested Directors also received and considered a memorandum from their independent legal counsel regarding the Disinterested Directors' responsibilities in evaluating the Management Agreement for each Portfolio. This memorandum explained the regulatory requirements pertaining to the Disinterested Directors' evaluation of the Management Agreement. In addition, the Disinterested Directors engaged an independent fee consultant whose responsibilities included managing the process by which the proposed management fees under the Management Agreement were negotiated with WRIMCO.

Prior to the Board meeting, independent legal counsel sent to WRIMCO a request for information to be provided to the Directors in connection with their consideration of the continuance of the Management Agreement with respect to each Portfolio. WRIMCO provided materials to the Directors that included responses to the request letter and other information WRIMCO believed was useful in evaluating the continuation of the Management Agreement. Thereafter, independent legal counsel sent to WRIMCO a supplemental request for certain additional information, and WRIMCO provided additional information in response to this request. The Directors also received reports prepared by an independent third party, Lipper Inc. ("Lipper"), relating to each Portfolio's performance and expenses compared to the performance of the universe of comparable mutual funds selected by Lipper (the "Performance Universe") and to the expenses of a peer group of comparable funds selected by Lipper (the "Peer Group"), respectively. Further, the Directors received a written evaluation from the independent fee consultant, a summary of which is included in this Annual Report. At their meeting, the Directors received a presentation from representatives of WRIMCO regarding services provided by it and its affiliates (collectively, "W&R") to each Portfolio. In addition, during the course of the year, WRIMCO had provided information relevant to the Directors' consideration of the continuance of the Management Agreement with respect to each Portfolio.

Nature, Extent and Quality of Services Provided to the Portfolios

The Directors considered the nature, extent and quality of the services provided to each Portfolio pursuant to the Management Agreement and also the overall fairness of the Management Agreement as to each Portfolio.

The Directors considered WRIMCO's research and portfolio management capabilities and that W&R also provides oversight of day-to-day portfolio operations, including but not limited to portfolio accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also considered the favorable history, reputation, qualification and background of WRIMCO and W&R's extensive administrative, accounting and compliance infrastructure.

Portfolio Performance, Management Fee and Expense Ratio

The Directors considered each Portfolio's performance, both on an absolute basis and in relation to the performance of its Performance Universe. Each Portfolio's performance was also compared to relevant market indices and to a Lipper index, as applicable.

The Directors considered the management fees and total expenses of each Portfolio and also considered each Portfolio's management fees and total expenses in relation to the management fees and total expenses, respectively, of its Peer Group.

Additional Considerations with Respect to Each Portfolio Growth Portfolio

The Directors considered that Waddell & Reed InvestEd Growth Portfolio's total return performance was higher than the Performance Universe median and the Lipper index for the one- and three-year periods.

The Directors considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee and overall expense ratio were lower than the Peer Group median. The Directors considered that WRIMCO had contractually agreed to eliminate the Portfolio's management fee and WRSCO's fees had been eliminated.

Balanced Portfolio

The Directors considered that Waddell & Reed InvestEd Balanced Portfolio's total return performance was higher than the Performance Universe median for the one-, three-, and five-year periods and was higher than the Lipper index for the one- and three-year periods.

The Directors considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee and overall expense ratio were lower than the Peer Group median. The Directors considered that WRIMCO had contractually agreed to eliminate the Portfolio's management fee and WRSCO's fees had been eliminated.

Conservative Portfolio

The Directors considered that Waddell & Reed InvestEd Conservative Portfolio's total return performance was higher than the Performance Universe median for the one- and three-year periods and was higher than the Lipper index for the one-year period.

The Directors considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee and overall expense ratio were lower than the Peer Group median. The Directors considered that WRIMCO had contractually agreed to eliminate the Portfolio's management fee and WRSCO's fees had been eliminated.

Profitability and Economies of Scale

As noted above, the Directors also considered that WRIMCO had contractually agreed to eliminate each Portfolio's investment management fee. In concluding that the benefits accruing to WRIMCO and its affiliates by virtue of their relationship to a Portfolio were reasonable in comparison with the costs of providing the investment management services and the benefits accruing to the Portfolio, the Directors considered specific data as to WRIMCO's loss with respect to the Portfolio for a recent period. The Directors also considered WRIMCO's methodology for determining this data.

In determining whether to approve the proposed continuance of the Management Agreement as to a Portfolio, the Directors considered the best interests of the Portfolio and the overall fairness of the proposed Management Agreement. The Directors considered the following factors to be of primary importance to their approval of the continuance of the Management Agreement as to a Portfolio, without any one factor being dispositive:

  the performance of the Portfolio compared with the average performance of its Performance Universe and with relevant indices;
  the Portfolio's investment management fees and total expenses compared with the management fees and total expenses of the Peer Group;
  the cost/profitability to WRIMCO and any actual or anticipated economies of scale in relation to the services it provides to the Portfolio;
  the other benefits that accrue to WRIMCO as a result of its relationship to the Portfolio; and
  the favorable history, reputation, qualification and background of WRIMCO as well as the qualifications of its personnel.

Based on the discussions, considerations and information described generally above, including the evaluation provided by the independent fee consultant, the Board determined that each Portfolio's Management Agreement is fair and reasonable and that continuance of the Management Agreement is in the best interests of the Portfolio. In reaching these determinations as to each Portfolio, the Board concluded that: the nature, extent and quality of the services provided by WRIMCO for the Portfolio are adequate and appropriate; the performance of the Portfolio was satisfactory; it retained confidence in WRIMCO's overall ability to manage the Portfolio; and the management fee paid to WRIMCO is reasonable in light of comparative management fee information, the services provided by WRIMCO, the costs of the services provided, and the profits realized and other benefits likely to be derived by WRIMCO from its relationship with the Portfolio.

The Disinterested Directors of Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, Inc.1 and Waddell & Reed InvestEd Portfolios, Inc. (the "Funds") have appointed an independent fee consultant. Below is a summary of the written fee evaluation of such consultant for the most recent year.

1Formerly, W&R Target Funds, Inc.

Summary

Pursuant to the Assurance of Discontinuance between Waddell & Reed, Inc., Waddell & Reed Investment Management Company ("WRIMCO") and Waddell & Reed Services Company ("WRSCO") (collectively, "Waddell") and the Office of the New York Attorney General dated July 10, 2006 ("AOD"), the Disinterested Directors of each Fund's Board appointed an Independent Fee Consultant ("IFC") to manage the process by which proposed management fees paid by the Funds to WRIMCO are negotiated. The IFC does not replace the Directors in negotiating management fees and does not substitute his or her judgment for that of the Directors about the reasonableness of the proposed fees.

In the IFC's 2008 written evaluation of the proposed management fees of the Funds ("Report"), the IFC addressed the following six factors:

1. The nature and quality of Waddell's services, including Fund performance

2. Management fees (including any components thereof) charged by other mutual fund companies for like services

3. Possible economies of scale as the Funds grow larger

4. Management fees (including any components thereof) charged to institutional and other clients of Waddell for like services

5. Costs to Waddell and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit

6. Profit margins of Waddell and its affiliates from supplying such services

The following is a summary of the Report's discussion of the contract renewal process, related materials, and the IFC's findings.

Analysis of the Process

The Report noted that the Boards previously created the Special Compliance & Governance Committee ("Compliance Committee"), which is composed of Disinterested Directors and charged with the responsibility for certain work associated with the contract renewal process.

The Report stated that the contract renewal process includes a number of sequential steps by which the Disinterested Directors go about determining the reasonableness of the proposed management fees for the Funds in the context of their annual consideration of the proposed continuance of the Funds' respective investment management agreements with WRIMCO and the sub-advisory agreements with certain sub-advisors. The Report stated that the IFC participated throughout the contract renewal process.

The Disinterested Directors instructed independent legal counsel to the Disinterested Directors, K&L Gates LLP ("K&L Gates"), to prepare a letter requesting information from WRIMCO needed for the contract renewal process, which was provided. Lipper, Inc. ("Lipper") was asked to provide independently compiled comparative information about the Funds. The Report stated that Lipper selected the peer group with input from WRIMCO to ensure that Lipper understood the investment and distribution intricacies of the Funds and that the IFC observed and concurred in the selection.

The Report noted that the Compliance Committee met with the IFC and K&L Gates to discuss the information provided by WRIMCO and Lipper and to determine whether to request any additional information from WRIMCO prior to the August Disinterested Directors and Board meetings. At the Compliance Committee's direction, K&L Gates sent a supplemental request to WRIMCO for certain additional information, which was provided prior to the Disinterested Directors' August 2008 meetings.

Analysis of Materials

Materials refer to the informational materials that were prepared by Waddell and Lipper in response to the data requested by the Disinterested Directors through the Compliance Committee and K&L Gates. The IFC reviewed the information produced and found it to be responsive to the requests by the Disinterested Directors. He also reviewed certain other materials that he considered relevant.

The IFC used these materials to analyze trends and comparative information about the six factors listed above. The Report noted that, apart from these materials, the Disinterested Directors also received information throughout the year, some of which the IFC reviewed, that was also relevant to the contract renewal process.

(1) Nature and Quality of Services

In the Report, the IFC commented on the investment performance of the Funds. The performance data for these comparisons were drawn from the Lipper materials. Performance information was based on March 31, 2008 data, and references in the Report to 1-, 3- and 5-year periods referred to the periods ended on March 31, 2008.

The Report stated that the IFC's experience is that fund directors should focus on longer-term performance during the contract renewal process (though they may choose to focus on shorter-term performance for other purposes). Accordingly, the Report concentrated on 3-year performance in comparison to the "performance universe," rather than on the more limited "performance group," because, in the IFC's experience, fund investors are more typically concerned with the objective and style of management than the size of the fund. The Report recommended that the Disinterested Directors focus on a 3-year view of investment performance for the purposes of contract renewal, because it is long enough to reflect most market cycles and short enough to be relevant to the holding period for many mutual fund shareholders.

The Report stated that, overall, the Funds reflect strong and improving performance in the 1-, 3- and 5-year periods. The collective (Advisors Funds, Ivy VIP Funds and InvestEd Portfolios together) 5-year performance has 50% of the Funds in the first two quintiles of their performance universe and 3% in the 5th quintile. The 3-year figures improve to 65% of the Funds in the first two quintiles and 8% in the 5th quintile, and the 1-year figures reflect similar performance with 64% in the first two quintiles and 5% in the 5th quintile. Emphasizing the improvement, the Report noted that the 1-year short-term performance has only 7% of the Funds in the combined 4th and 5th quintiles, a decrease from 18% in the 3-year performance, and 31% in the 5-year performance periods.

Although the IFC found that the Funds have strong performance, it also noted that certain Funds have experienced either continuing or recent challenges. The IFC suggested that the Disinterested Directors request additional information from WRIMCO regarding certain Funds. The Disinterested Directors reviewed the information provided by WRIMCO.

The Report suggested that, if a Fund consistently demonstrates poor performance, higher than average expenses, or a combination of both, it may be appropriate for the Disinterested Directors to consider taking affirmative action. Possible actions cited by the Report include requesting more frequent reports, WRIMCO's providing more research support, WRIMCO's providing more portfolio management capability, seeking an outside sub-advisor, or requesting a voluntary fee waiver. The IFC did not identify any individual Funds that required this attention at this time.

The Report noted that, with respect to services provided by WRIMCO affiliates, WRSCO maintained internal statistics to track shareholder service quality, which showed marked improvement in 2008, and also retained Dalbar, Inc. to provide an independent quality assessment. WRSCO scored either very good or excellent in all categories evaluated by Dalbar.

(2) Fund Fees

The Report stated that information for this metric is drawn from the Lipper analysis and is compared with a peer group for each Fund. The Report noted that the majority of Funds have management fees above the median of their peer groups. It concluded that, overall, more Funds have improved their comparative ranking of actual management fees in 2008 than declined.

The Report also noted that, in general, the Funds have higher total expenses than the peer group and that this is often caused by non-management fees. The Report noted that a number of Advisors Funds have smaller average account sizes relative to the general mutual fund industry and commented on the impact of such account sizes on the Funds' non-management expenses. The Report also noted the Disinterested Directors' prior discussions regarding possible means of addressing this impact and their continuing attention to this matter.

(3) Possible Economies of Scale

The Report noted that economies of scale occur when assets grow and a fund's fixed costs are spread over a larger asset base. The Report also pointed out that fund managers usually share economies of scale by implementing breakpoints, or scale-downs, in the structure of the management fee. As a general rule, fund directors establish breakpoints prospectively at an asset level beyond the current asset level so that shareholders benefit from future asset growth. Lipper provided the Disinterested Directors with a comprehensive listing of breakpoints in the Funds and compared the Funds' and peer groups' effective fees at uniform asset levels.

The IFC found that the Funds, except for Waddell & Reed Advisors Money Market Fund and Ivy VIP Money Market Fund, already have breakpoints in place and that these breakpoints appear adequate in providing economies of scale. However, the IFC suggested that the Disinterested Directors review the current breakpoint structure of certain Funds to determine whether an adjustment might be needed. The Disinterested Directors did so and determined that the current breakpoint structure of the Funds is appropriate.

(4) Management Fees for Comparable and Alternative Products

The Report noted that the Advisors and Ivy VIP Funds have Funds with similar investment styles and therefore anticipated comparable management fees. The Report stated that management fee variances can be explained with the larger average asset size of the Advisors Funds, causing some of the Funds to reach breakpoints and reductions in management fees, or Funds that have remaining waivers. The Report further stated that, although their management fees are comparable, the Advisors Fund total expense ratio is on average higher than the comparable Ivy VIP Fund total expense ratio because of the shareholder service expenses of the Advisors Fund.

The Report noted that WRIMCO manages money for different types of clients besides mutual funds. These include corporate and municipal pension funds and investment pools for wealthy individuals (collectively, "separate accounts"). Several of these separate accounts are managed with the same investment objective and in the same style as some of the Advisors and Ivy VIP Funds. In most cases, the data provided by WRIMCO show that net management fees for the Funds are higher than that of the equivalent separate accounts. WRIMCO has explained these differences by reference to the different type of responsibilities borne by WRIMCO as a mutual fund manager and as a separate account manager. The IFC found these differences reasonable.

(5) Costs to Waddell and its Affiliates of Supplying Services

The Report pointed out that an important component of the profit margin analysis involves ensuring that advisor's allocation procedures are reasonable and consistent from year to year. WRIMCO uses multiple methodologies for allocation including assets, revenue, time, and square footage. The Report found that the bases of allocation have remained consistent over the past several years and that the allocation methodologies are reasonable.

(6) Profit Margins from Supplying Management Services

The Report noted that the disinterested directors of mutual funds are required to assess that the profitability of the advisory contracts to the advisor is not excessive. In connection with the Fund-by-Fund profitability review, WRIMCO provided an analysis of the profitability of each Fund. The IFC did not find the profit margins excessive.

The Report also noted that disinterested directors often review the overall profitability of the investment management company. Lipper provided benchmarks against which to evaluate the overall profitability of Waddell and other public companies in the investment business. The Report found that this analysis places Waddell near the median of Lipper peers.

***

The Report stated that the IFC monitored the process, reviewed the materials, and reached the following conclusions:

  The contract renewal process conducted under the supervision of the Disinterested Directors has been careful, deliberate, and conscientious.
  The materials were prepared without bias and in sufficient detail to facilitate meaningful decisions by the Disinterested Directors and the full Boards.
  The discussion which took place leading up to and at the Disinterested Directors and Board meetings was substantive and conducted in accordance with the best interests of the shareholders of the Funds.

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and Waddell & Reed InvestEd Portfolios, Inc. (Waddell & Reed) are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is handled with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Proxy Voting Information

Proxy Voting Guidelines

A description of the policies and procedures the underlying Waddell & Reed Advisors Family of Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how the InvestEd Portfolios and the underlying funds, as applicable, voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed's website at www.waddell.com and on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule Information

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the Securities and Exchange Commission (SEC) on the InvestEd Portfolio's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Portfolios) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

  Fax your request to 800.532.2749.
  Write to us at the address listed on the back cover.
  Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

Waddell & Reed InvestEd Portfolios, Inc.
Waddell & Reed InvestEd Growth Portfolio
Waddell & Reed InvestEd Balanced Portfolio
Waddell & Reed InvestEd Conservative Portfolio

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses associated with the InvestEd Plan carefully before investing. This and other information is found in the Waddell & Reed InvestEd Portfolios' prospectus, the InvestEd Plan Program overview and the InvestEd Plan Account Application, an additional copy of which can be obtained from your financial advisor. Please read these materials carefully before investing.

An investor should also consider, before investing, whether the investor's or designated beneficiary's home state offers any state tax or other benefits that are only available for investments in such state's 529 college savings plan.

NUR1909A (12-08)

ITEM 2. CODE OF ETHICS

(a)

As of December 31, 2008, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

		2007	$20,160
		2008	24,900

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

		2007	$2,000
		2008	2,100

	These fees are related to the review of Form N-1A.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

		2007	$7,050
		2008	5,100

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

		2007	$180
		2008	240

	These fees are related to the review of internal control.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$9,230 and $7,440 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $118,835 and $140,462 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WADDELL & REED INVESTED PORTFOLIOS, INC.
(Registrant)

By:	/s/Mara D. Herrington
Mara D. Herrington, Vice President and Secretary

Date:	March 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Henry J. Herrmann
Henry J. Herrmann, Principal Executive Officer

Date:	March 6, 2009

By:	/s/Joseph W. Kauten
Joseph W. Kauten, Principal Financial Officer

Date:	March 6, 2009